As filed with the Securities and Exchange Commission on 2/29/2016

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8352

LKCM Funds

(Exact name of registrant as specified in charter)

c/o Luther King Capital Management Corporation

301 Commerce Street, Suite 1600

Fort Worth, TX 76102

(Address of principal executive offices) (Zip code)

K&L Gates LLP

1601 K Street, NW

Washington, DC 20006

(Name and address of agent for service)

1-800-688-LKCM and 1-800-423-6369

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1. Reports to Stockholders.

LKCM

FUNDS

LKCM Small Cap Equity Fund

LKCM Small-Mid Cap Equity Fund

LKCM Equity Fund

LKCM Balanced Fund

LKCM Fixed Income Fund

Annual Report

December 31, 2015

Dear Fellow Shareholders:

We report the following performance information for the LKCM Funds:

Funds	Inception Dates	NAV @ 12/31/15	Net Expense Ratio*, **	Gross Expense Ratio**	One Year Total Return Ended 12/31/15	Five Year Average Annualized Return Ended 12/31/15	Ten Year Average Annualized Return Ended 12/31/15	Avg. Annual Total Return Since Incept.
LKCM Equity Fund -
Institutional Class	1/3/96	$21.40	0.80%	0.92%	-3.54%	9.90%	7.41%	7.88%
S&P 500® Index[1]					1.38%	12.57%	7.31%	8.14%
LKCM Small Cap Equity Fund -
Institutional Class	7/14/94	$19.86	0.94%	0.94%	-5.58%	7.22%	5.67%	10.23%
Russell 2000® Index[2]					-4.41%	9.19%	6.80%	8.85%
LKCM Small Cap Equity Fund -
Adviser Class	6/5/03	$18.93	1.19%	1.19%	-5.81%	6.95%	5.40%	8.72%
Russell 2000® Index[2]					-4.41%	9.19%	6.80%	8.94%
LKCM Small-Mid Cap Equity Fund -
Institutional Class	5/2/11	$11.15	1.00%	1.20%	-1.41%	N/A	N/A	4.39%
Russell 2500® Index[3]					-2.90%	N/A	N/A	8.45%
LKCM Balanced Fund	12/30/97	$19.60	0.80%	0.99%	0.91%	8.81%	7.17%	6.14%
S&P 500® Index[1]					1.38%	12.57%	7.31%	6.18%
Barclays U.S. Intermediate
Government/Credit Bond Index[4]					1.07%	2.58%	4.04%	4.82%
LKCM Fixed Income Fund	12/30/97	$10.50	0.50%	0.70%	-0.27%	2.21%	4.02%	4.49%
Barclays U.S. Intermediate
Government/Credit Bond Index[4]					1.07%	2.58%	4.04%	4.82%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*	Luther King Capital Management Corporation, the Funds’ adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Fund to maintain designated expense ratios through April 30, 2016, other than the LKCM Fixed Income Fund, for which Luther King Capital Management Corporation has agreed to waive its management fee and/or reimburse expenses of the Fund to maintain such designated expense ratio through May 31, 2016. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, including money market funds, and extraordinary expenses. Investment performance reflects fee waivers, if any, in effect. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio. LKCM waived management fees and/or reimbursed expenses for each Fund, other than the LKCM Small Cap Equity Fund, during the fiscal year ended December 31, 2015.
**	Expense ratios above are as of December 31, 2014, the Funds’ prior fiscal year end, as reported in the Funds’ current prospectus as supplemented on May 22, 2015. Expense ratios reported for other periods in the financial highlights of this report for the Funds’ fiscal year ended December 31, 2015 may differ due to the inclusion of acquired fund fees and expenses.
1	The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally representative of the performance of large capitalization companies in the U.S. stock market.
2	The Russell 2000® Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000® Index.
3	The Russell 2500® Index is an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000® Index.
4	The Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

Note: These indices defined above are not available for direct investment and the index performance therefore does not include expenses.

2015 Review

2015 proved to be an unkind year for nearly all asset classes. Commodities were especially weak due to the downturn in global manufacturing activity, most notably in China. The story of global oversupply of crude oil is well known at this point. Technological innovation in shale oil production domestically and the unwillingness of the Organization of Petroleum Exporting Countries, or OPEC, to curtail production, in conjunction with a rising U.S. dollar, contributed to an approximate 31% decline in the price of West Texas Intermediate crude oil in 2015. This price decline occurred on the back of an approximate 46% decline in West Texas Intermediate crude oil in 2014. Domestic intermediate-term investment grade bond returns were slightly positive during the year, while domestic high yield bonds and emerging market bonds posted negative returns for 2015.

We believe that there were two key divergences within the domestic equity market during the year. First, growth stocks outpaced value stocks, which typically is characteristic of the mature stage of an equity market cycle. We believe it is common to see the equity market leadership narrow during this phase, as it did in 2015. Second, large capitalization stocks outperformed small capitalization stocks, as reflected by the Standard & Poor’s 500 Index, or S&P 500® Index, outperformance of the Russell 2000® Index. Thus, we believe the U.S. equity market in 2015 can best be characterized as one in which a narrow group of larger capitalization companies performed best. For example, if the market-capitalization weighted S&P 500® Index was instead equal weighted, the S&P 500® Index would have declined approximately 4.1%, not including dividends, for 2015, versus the 1.38% return posted by the S&P 500® Index during 2015.

In December 2015, the Federal Reserve raised the federal funds target interest rate 0.25% for the first time since June 2006, bringing to a close a seven-year chapter of zero percent interest rates. When the Federal Reserve raises interest rates, it is typically an important marker in the business cycle. In our view, the first such interest rate hike is often seen as conviction by the Federal Reserve that an economic expansion is intensifying. We believe capital markets generally are sanguine about the first couple of interest rate increases by the Federal Reserve. Historically, the tenor typically changes once inflation readings become sufficiently strong that capital markets perceive the Federal Reserve may quicken its pace of restricting monetary policy. We believe this often results in slowing economic growth, inflationary declines, and a resetting of the business cycle. We believe we are in the early stages of monetary policy normalization, and market expectations are for interest rates to rise gradually. If the Federal Reserve were to raise interest rates at each consecutive meeting in 2016, it would be a negative surprise to capital markets in our view. We believe such action would be concerning unless such steps were in response to significantly stronger economic data than current trend. Our forecast is for a very gradual rise in interest rates commensurate with very moderate inflation readings and modest real economic growth in 2016.

The Federal Reserve appears to be charting a new course this cycle. We believe the Federal Reserve most often raises interest rates in response to an uncomfortable pace of rising inflation. Inflation is generally a lagging economic indicator, meaning the Federal Reserve typically acts well after the economic growth is in full bloom. Given the lack of inflationary pressures we have seen to date, we believe the Federal Reserve is attempting to normalize monetary policy coincident with what it perceives could be increasing price pressures as domestic economic and labor economy slack appear to continue to decline.

2016 Outlook

At any given time, there are both structural and cyclical forces at work on the economy. Structural forces typically include trends in demographics, fiscal debt burdens, tax regimes, and pace of innovation. Cyclical forces generally are shorter-term in nature, such as changes in monetary or fiscal policy, inflation, and trade balances. We believe the sweet spot of economic growth occurs in periods when both structural and cyclical forces provide tailwinds; this occurred in Japan in the 1980s, the United States in the 1990s, and China in the 2000s. In our view, when structural and cyclical forces collide, cyclical forces often prevail for a period of time before structural forces again win the day. Structural forces weighed on the global economy in 2015. In our view, the repeated possibilities of a Greek exit from the European Union and the United Kingdom’s upcoming referendum on European Union membership are proxy battles for the structural challenges of a monetary union without a fiscal union. In China household consumption as a percentage of Gross Domestic Product (GDP) remains stagnant and well below the rate of developed economies and presents another structural headwind. Domestically, the United States is facing a continuous rise in the number of aging baby boomers and the corresponding strain that imposes on fiscal resources from entitlement programs. These are all examples of structural challenges that continue to weigh on key contributors to aggregate global GDP.

To ease these structural issues, governments have looked first to cyclical forces such as monetary policy. Unfortunately, we believe monetary policy has now achieved much of what it can in terms of bolstering economic growth and, globally, there appears to be scant room for interest rates to fall further. The remaining two forms of monetary transmission, supporting asset prices through quantitative easing and currency depreciation, are less effective in our view. There are inherent risks to both of these channels, including creating asset valuation bubbles and currency wars. Although structural challenges appear to impair potential economic growth rates around the globe, the growth path for the United States appears higher than for Japan or Europe where structural challenges seem greatest and economies appear less dynamic.

With cyclical tailwinds in the United States losing some of their intensity, we believe that domestic economic growth is again likely to remain muted in 2016, although stronger than in 2015. Consequently, we forecast corporate profit growth will resume in 2016 following a hiatus in 2015. Earnings within the Energy sector declined approximately 60% in 2015, which contributed to virtually no corporate earnings growth for the S&P 500® Index during 2015. Although we anticipate earnings in the Energy sector will decline again this year in aggregate, the sector now represents only approximately 3.8% of S&P 500® Index earnings, down from approximately 11.7% in the summer of 2014. We believe corporate profits, as measured by S&P 500® Index earnings, should grow 4-6% for 2016 with the negative impact of a strong U.S. dollar on firms’ income statements being less in 2016. Overall, we think corporate balance sheets remain healthy with near record levels of cash and reasonable debt burdens. Interest rates for lower quality balance sheets have risen recently, influenced in part by deterioration in the prospects for select energy companies. While we believe this phenomenon has been largely contained to the Energy sector, we remain vigilant with regard to rising credit spreads outside of the Energy sector, as credit spreads are often harbingers of future economic stress.

Although the equity market displayed characteristics of a mature equity market in 2015, our forecast is for the current bull market to remain in place. We note, however, that real GDP growth has been sub-par during this expansion, averaging just approximately 1.8%

annually compared with approximately 4.2% for previous expansions since 1960. We think the longevity of this economic cycle and accompanying bull market in equities is consistent with a benign inflation outlook. The two shortest economic cycles since 1960 both began in the highly inflationary 1970s. If our forecast for modest inflation is accurate, then we believe it is reasonable to expect that this current economic cycle has multiple years remaining to grow. Unfortunately, history teaches that when economic growth is less robust, capital market volatility is typically higher. Finally, there always remains the possibility of significant exogenous events such as terrorist acts, an expanding Middle Eastern conflict, or escalating tensions on the Korean Peninsula or Crimea. These events are impossible to predict in scope or magnitude, but any of which could negatively impact our forecast.

In our view, the base case for 2016 is that investors must continue to adjust to a lower expected return environment, as slow growth and deflationary pressures are the result of structural forces rather than simply residue from the financial crisis. We are likely to witness the continued struggle between governments’ need to address long-run structural issues and mollifying current issues of the day such as preventing deflation and propping-up job growth. As we enter a Presidential election year, it is a reminder of our view that simulative fiscal policy has largely been absent in recent years and always possesses the promise to be a catalyst for growth in the future.

LKCM Equity Fund

The LKCM Equity Fund declined 3.54% for the year ended December 31, 2015 against the 1.38% return for the Fund’s benchmark, the S&P 500® Index. Stock selection in the Industrials, Consumer Discretionary and Information Technology sectors contributed to underperformance relative to the benchmark, along with the Fund’s overweight positions in the Materials and Industrials sectors and underweight position in the Information Technology sector relative to the benchmark. We remain committed to our investment strategy and stock selection process for the Fund, and we believe the Fund is well positioned for 2016 with a portfolio of high quality companies that we believe have solid balance sheets, are reasonably valued, and otherwise meet our investment criteria.

LKCM Small Cap Equity Fund

The LKCM Small Cap Equity Fund—Institutional Class declined 5.58% for the year ended December 31, 2015 against the 4.41% decline for the Fund’s benchmark, the Russell 2000® Index. Stock selection was solid in the Energy and Information Technology sectors relative to the benchmark, while the Fund experienced relative weakness in stock selection in the Healthcare sector. The Fund benefited from overweight positions in the Healthcare and Information Technology sectors relative to the benchmark, while the Fund’s overweight position in the Industrials sector detracted from relative performance. During the year, two of the Fund’s portfolio companies were acquired at significant premiums to the Fund’s cost basis in those companies. As a core manager that focuses on high quality companies that meet our stringent investment criteria, we continue to have the Fund tilted towards growth companies as we believe this area provides the most attractive investment opportunities for the Fund in the current market environment.

LKCM Small-Mid Cap Equity Fund

The LKCM Small-Mid Cap Equity Fund outperformed its benchmark, the Russell 2500® Index, during the year ended December 31, 2015, declining 1.41% against the 2.90% decline for the benchmark. Stock selection and sector allocation decisions contributed to the Fund’s outperformance relative to the benchmark. Stock selection was solid in the Energy and Industrials sectors relative to the benchmark, while the Fund experienced relative weakness in stock selection in the Healthcare sector. The Fund benefited from an underweight position in the Materials sector and an overweight position in the Healthcare sector relative to the benchmark. During the year, two of the Fund’s portfolio companies were acquired at significant premiums to the Fund’s cost basis in those companies. As a core manager that focuses on high quality companies that meet our stringent investment criteria, we continue to have the Fund tilted towards growth companies as we believe this area provides the most attractive investment opportunities for the Fund in the current market environment.

LKCM Fixed Income Fund

The LKCM Fixed Income Fund declined 0.27% for the year ended December 31, 2015 against the 1.07% return for the Fund’s benchmark, the Barclays U.S. Intermediate Government/Credit Bond Index. The Fund’s overweight position in corporate bonds relative to the benchmark, specifically BBB-rated corporate bonds, was the primary detractor from relative performance as credit spreads widened substantially with the sharp decline in commodity prices and the challenged growth in the manufacturing sector. In this flight-to-quality environment, government and agency bonds outperformed their lower quality counterparts in the corporate bond sector. The Fund’s defensive average duration posture of 3.2 years, versus an average duration of 4.0 years for the benchmark, contributed to relative performance ahead of the much-anticipated tightening of monetary policy by the Federal Reserve in December as shorter duration securities generally outperformed their longer duration counterparts. The Fund remains largely focused on short-to-intermediate investment grade corporate bonds in an effort to manage risk during this challenging slow growth, low interest rate environment.

LKCM Balanced Fund

The LKCM Balanced Fund advanced 0.91% for the year ended December 31, 2015 against the 1.38% return for the S&P 500 Index® and the 1.07% return for the Barclays U.S. Intermediate Government/Credit Bond Index. Both the equity and the fixed income sectors detracted from the Fund’s performance relative to the benchmark. The Fund’s fixed income sector’s focus on short-to-intermediate high quality corporate bonds benefited the Fund’s relative performance as lower quality, longer maturity bonds underperformed during the year. We believe the Fund is well-positioned to meet the challenges and opportunities the financial markets are expected to present in the upcoming year.

J. Luther King, Jr., CFA, CIC

February 1, 2016

The information provided herein represents the opinion of J. Luther King, Jr., CFA, CIC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 15-27 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk. Principal loss is possible. Past performance is not a guarantee of future results. Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average. Investments in debt securities typically decrease in value when interest rates rise. This risk is greater for longer-term debt securities. Investments in mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. These risks are discussed in the Funds’ summary and statutory prospectuses.

Earnings growth is not a measure of future performance.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Spread is the percentage point difference between yields of various classes of bonds compared to treasury bonds.

BBB refers to bond ratings. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

PERFORMANCE:

The following information illustrates the historical performance of LKCM Small Cap Equity Fund as of December 31, 2015 compared to the Fund’s representative benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2015)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM Small Cap Equity Fund – Institutional Class	-5.58%	7.22%	5.67%	10.23%
Russell 2000® Index	-4.41%	9.19%	6.80%	8.85%
Lipper Small-Cap Core Funds Index	-4.23%	8.64%	6.69%	9.71%
(1)	Annualized.
(2)	July 14, 1994

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM SMALL CAP EQUITY FUND – INSTITUTIONAL CLASS

(for the ten years ended December 31, 2015)

The Russell 2000® Index is an unmanaged index consisting of the 2,000 smallest companies in the Russell 3000® Index.

The Lipper Small-Cap Core Funds Index is an index of small cap core mutual funds tracked by Lipper, Inc.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2015)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM Small Cap Equity Fund – Adviser Class	-5.81%	6.95%	5.40%	8.72%
Russell 2000® Index	-4.41%	9.19%	6.80%	8.94%
Lipper Small-Cap Core Funds Index	-4.23%	8.64%	6.69%	9.32%
(1)	Annualized.
(2)	June 5, 2003

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM SMALL CAP EQUITY FUND – ADVISER CLASS

(for the ten years ended December 31, 2015)

The Russell 2000® Index is an unmanaged index consisting of the 2,000 smallest companies in the Russell 3000® Index.

The Lipper Small-Cap Core Funds Index is an index of small cap core mutual funds tracked by Lipper, Inc.

PERFORMANCE:

The following information illustrates the historical performance of LKCM Small-Mid Cap Equity Fund as of December 31, 2015 compared to the Fund’s benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2015)

	Past 1 Year	Past 3 Years	Since Inception(1)(2)
LKCM Small-Mid Cap Equity Fund – Institutional Class	-1.41%	8.10%	4.39%
Russell 2500® Index	-2.90%	12.46%	8.45%
Lipper Small-Cap Core Funds Index	-4.23%	10.71%	7.01%
(1)	Annualized.
(2)	May 2, 2011

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM SMALL-MID CAP EQUITY FUND – INSTITUTIONAL CLASS

(for the period from May 2, 2011 to December 31, 2015)

The Russell 2500® Index is an unmanaged index consisting of the 2,500 smallest companies in the Russell 3000® Index.

The Lipper Small-Cap Core Funds Index is an index of small cap core mutual funds tracked by Lipper, Inc.

PERFORMANCE:

The following information illustrates the historical performance of LKCM Equity Fund as of December 31, 2015 compared to the Fund’s benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2015)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM Equity Fund – Institutional Class	-3.54%	9.90%	7.41%	7.88%
S&P 500® Index	1.38%	12.57%	7.31%	8.14%
Lipper Large-Cap Core Funds Index	-0.67%	10.97%	6.35%	7.10%
(1)	Annualized.
(2)	January 3, 1996

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM EQUITY FUND – INSTITUTIONAL CLASS

(for the ten years ended December 31, 2015)

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally representative of the performance of large capitalization companies in the U.S. stock market.

The Lipper Large-Cap Core Funds Index is an index of large cap core mutual funds tracked by Lipper, Inc.

PERFORMANCE:

The following information illustrates the historical performance of LKCM Balanced Fund as of December 31, 2015 compared to the Fund’s benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2015)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM Balanced Fund	0.91%	8.81%	7.17%	6.14%
Barclays U.S. Intermediate Government/Credit Bond Index	1.07%	2.58%	4.04%	4.82%
S&P 500® Index	1.38%	12.57%	7.31%	6.18%
Lipper Mixed-Asset Target Allocation Growth Funds Index	-0.54%	7.69%	5.85%	5.84%
(1)	Annualized.
(2)	December 30, 1997

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM BALANCED FUND

(for the ten years ended December 31, 2015)

The Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria; fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index consisting of funds tracked by Lipper, Inc. that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash and cash equivalents.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally representative of the performance of large capitalization companies in the U.S. stock market.

PERFORMANCE:

The following information illustrates the historical performance of LKCM Fixed Income Fund as of December 31, 2015 compared to the Fund’s benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2015)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM Fixed Income Fund	-0.27%	2.21%	4.02%	4.49%
Barclays U.S. Intermediate Government/Credit Bond Index	1.07%	2.58%	4.04%	4.82%
Lipper Short Intermediate Investment-Grade Debt Funds Index	0.15%	2.21%	3.50%	4.18%
(1)	Annualized.
(2)	December 30, 1997

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM FIXED INCOME FUND

(for the ten years ended December 31, 2015)

The Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Short Intermediate Investment-Grade Debt Funds Index is an index of short intermediate investment grade mutual funds tracked by Lipper, Inc.

LKCM Funds Expense Example — December 31, 2015

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/15-12/31/15).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Small Cap Equity, Small-Mid Cap Equity, Equity, Balanced and Fixed Income Funds within 30 days of purchase, unless otherwise determined by the Funds in their discretion. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Small Cap Equity Fund – Institutional Class
	Beginning Account Value 7/1/2015	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15–12/31/15
Actual	$1,000.00	$881.80	$4.65
Hypothetical (5% return before expense)	$1,000.00	$1,020.27	$4.99

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Small Cap Equity Fund – Adviser Class
	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15–12/31/15
Actual	$1,000.00	$880.90	$5.83
Hypothetical (5% return before expense)	$1,000.00	$1,019.00	$6.26

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Small-Mid Cap Equity Fund
	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15–12/31/15
Actual	$1,000.00	$904.50	$4.80
Hypothetical (5% return before expense)	$1,000.00	$1,020.16	$5.09

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Equity Fund
	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15–12/31/15
Actual	$1,000.00	$959.90	$3.95
Hypothetical (5% return before expense)	$1,000.00	$1,021.17	$4.08

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Balanced Fund
	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15–12/31/15
Actual	$1,000.00	$987.00	$4.01
Hypothetical (5% return before expense)	$1,000.00	$1,021.17	$4.08

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Fixed Income Fund
	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15–12/31/15
Actual	$1,000.00	$994.30	$2.51
Hypothetical (5% return before expense)	$1,000.00	$1,022.68	$2.55

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Funds — December 31, 2015

Percentages represent market value as a percentage of total investments.

LKCM Small Cap Equity Fund

LKCM Equity Fund

LKCM Fixed Income Fund

LKCM Small-Mid Cap Equity Fund

LKCM Balanced Fund

LKCM SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2015

COMMON STOCKS - 99.9%	Shares	Value
Aerospace & Defense - 1.2%
Hexcel Corporation	152,385	$7,078,283

Automobiles - 2.3%
Lithia Motors, Inc. - Class A	124,625	13,293,749

Banks - 10.3%
BancorpSouth, Inc.	412,104	9,886,375
Bank of the Ozarks, Inc.	249,385	12,334,582
Columbia Banking System, Inc.	366,405	11,911,827
Hanmi Financial Corporation	350,485	8,313,504
PrivateBancorp, Inc.	228,145	9,358,508
Texas Capital Bancshares, Inc. (a)	149,075	7,367,286

		59,172,082

Biotechnology - 4.0%
Charles River Laboratories International, Inc. (a)	140,270	11,276,305
EXACT Sciences Corporation (a)	335,605	3,097,634
Neogen Corporation (a)	149,330	8,440,132

		22,814,071

Building Products - 2.1%
Apogee Enterprises, Inc.	82,825	3,603,716
PGT, Inc. (a)	760,166	8,658,291

		12,262,007

Capital Markets - 0.9%
BGC Partners Inc - Class A	533,155	5,230,251

Commercial Services & Supplies - 4.4%
Healthcare Services Group, Inc.	370,705	12,926,483
Multi-Color Corporation	43,455	2,599,044
Ritchie Bros. Auctioneers Incorporated (b)	414,970	10,004,927

		25,530,454

Communications Equipment - 2.6%
Ciena Corporation (a)	227,505	4,707,078
Infinera Corporation (a)	573,565	10,392,998

		15,100,076

Construction & Engineering - 0.7%
MasTec Inc. (a)	230,750	4,010,435

Construction Materials - 2.1%
Headwaters Incorporated (a)	390,900	6,594,483
Summit Materials, Inc. - Class A (a)	282,261	5,656,517

		12,251,000

Diversified Financials - 1.4%
HFF, Inc. - Class A	260,787	8,102,652

Food & Staples Retailing - 0.5%
Sprouts Farmers Market Inc. (a)	114,655	3,048,676

Food Products - 3.2%
Post Holdings Inc. (a)	182,230	11,243,591
TreeHouse Foods, Inc. (a)	94,665	7,427,416

		18,671,007

COMMON STOCKS	Shares	Value
Health Care Equipment & Supplies - 7.2%
Cantel Medical Corp.	66,695	$4,144,427
Cynosure, Inc. - Class A (a)	275,588	12,310,516
LDR Holding Corporation (a)	250,000	6,277,500
PRA Health Sciences, Inc. (a)	127,577	5,775,411
VWR Corporation (a)	469,925	13,303,577

		41,811,431

Health Care Providers & Services - 4.4%
Acadia Healthcare Company, Inc. (a)	141,508	8,838,590
Aceto Corporation	346,143	9,338,938
Omnicell, Inc. (a)	223,215	6,937,522

		25,115,050

Hotels, Restaurants & Leisure - 2.2%
La Quinta Holdings Inc (a)	138,681	1,887,448
Popeyes Louisiana Kitchen, Inc. (a)	138,240	8,087,040
Zoe’s Kitchen Inc (a)	98,950	2,768,621

		12,743,109

Internet Software & Services - 8.3%
Criteo SA - ADR (a)(b)	211,515	8,375,994
Demandware Inc. (a)	95,115	5,133,357
Euronet Worldwide, Inc. (a)	205,130	14,857,566
LogMeIn, Inc. (a)	136,070	9,130,297
SPS Commerce, Inc. (a)	144,090	10,116,559

		47,613,773

Leisure Equipment & Products - 2.1%
Pool Corporation	153,165	12,372,669

Machinery - 1.1%
Barnes Group Inc.	173,355	6,135,033

Media - 1.8%
The E.W. Scripps Company - Class A	558,115	10,604,185

Multiline Retail - 1.0%
Burlington Stores, Inc. (a)	127,465	5,468,249

Oil & Gas & Consumable Fuels - 2.5%
Diamondback Energy Inc. (a)	105,470	7,055,943
PDC Energy, Inc. (a)	83,345	4,448,956
Synergy Resources Corporation (a)	336,635	2,868,130

		14,373,029

Paper & Forest Products - 0.5%
KapStone Paper and Packaging Corporation	134,715	3,043,212

Pharmaceuticals - 3.6%
Akorn, Inc. (a)	326,173	12,169,515
Cambrex Corp. (a)	185,260	8,723,893

		20,893,408

Professional Services - 2.5%
The Advisory Board Company (a)	162,340	8,053,687
FTI Consulting, Inc. (a)	177,200	6,141,752

		14,195,439

The accompanying notes are an integral part of these financial statements.

LKCM SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2015

COMMON STOCKS	Shares	Value
Real Estate Investment Trusts - 7.5%
CubeSmart	344,685	$10,554,255
Kennedy-Wilson Holdings Inc.	327,842	7,894,435
LaSalle Hotel Properties	135,590	3,411,444
Sovran Self Storage, Inc.	131,890	14,153,116
Stag Industrial, Inc.	401,155	7,401,310

		43,414,560

Semiconductor Equipment & Products - 1.6%
Rambus Inc. (a)	785,125	9,099,599

Software - 11.8%
ACI Worldwide, Inc. (a)	524,015	11,213,921
Callidus Software, Inc. (a)	264,975	4,920,586
Fair Isaac Corporation	122,595	11,545,997
Guidewire Software Inc. (a)	98,005	5,895,981
Interactive Intelligence Group, Inc. (a)	94,050	2,955,051
Manhattan Associates, Inc. (a)	141,620	9,370,995
Proofpoint, Inc. (a)	145,205	9,439,777
Take-Two Interactive Software, Inc. (a)	372,375	12,973,545

		68,315,853

Specialty Retail - 1.9%
Monro Muffler Brake, Inc.	163,555	10,830,612

Thrifts & Mortgage Finance - 2.1%
Home Bancshares Inc.	291,448	11,809,473

Trading Companies & Distributors - 2.1%
Watsco, Inc.	101,855	11,930,276

TOTAL COMMON STOCKS
(Cost $465,079,111)		576,333,703

SHORT-TERM INVESTMENT - 0.3%
Money Market Fund (c) - 0.3%
Federated Government Obligations Fund - Institutional Shares, 0.01%	1,836,907	1,836,907

TOTAL SHORT-TERM INVESTMENT
(Cost $1,836,907)		1,836,907

Total Investments - 100.2%
(Cost $466,916,018)		578,170,610
Liabilities in Excess of Other Assets - (0.2)%		(1,151,191)

TOTAL NET ASSETS - 100.0%		$577,019,419

ADR American Depository Receipt.

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by asset class and industry pursuant to the Global Industry Classification Standard (GICS®) which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM SMALL-MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2015

COMMON STOCKS - 93.2%	Shares	Value
Aerospace & Defense - 1.3%
Hexcel Corporation	94,685	$4,398,118

Automobiles - 2.1%
Lithia Motors, Inc. - Class A	63,920	6,818,346

Banks - 9.0%
BancorpSouth, Inc.	216,710	5,198,873
Bank of the Ozarks, Inc.	134,640	6,659,294
PrivateBancorp, Inc.	169,950	6,971,349
Signature Bank (a)	48,300	7,407,770
Texas Capital Bancshares, Inc. (a)	76,405	3,775,935

		30,013,221

Biotechnology - 2.5%
Charles River Laboratories International, Inc. (a)	102,575	8,246,004

Building Products - 2.3%
Fortune Brands Home & Security Inc.	137,885	7,652,618

Capital Markets - 2.9%
E*Trade Financial Corporation (a)	319,695	9,475,760

Commercial Services & Supplies - 2.4%
Healthcare Services Group, Inc.	224,295	7,821,167

Communications Equipment - 2.4%
Ciena Corporation (a)	139,960	2,895,772
Infinera Corporation (a)	281,930	5,108,572

		8,004,344

Construction Materials - 2.1%
Martin Marietta Materials, Inc.	51,125	6,982,652

Containers & Packaging - 1.6%
Ball Corporation	71,405	5,193,286

Diversified Financials - 1.7%
Jones Lang LaSalle Incorporated	34,460	5,508,776

Electrical Equipment & Instruments - 2.5%
Acuity Brands, Inc.	35,840	8,379,392

Energy Equipment & Services - 0.9%
Core Laboratories N.V. (b)	28,920	3,144,761

Food Products - 3.0%
TreeHouse Foods, Inc. (a)	74,080	5,812,317
The WhiteWave Foods Company (a)	107,240	4,172,708

		9,985,025

Health Care Equipment & Supplies - 7.7%
Align Technology, Inc. (a)	60,055	3,954,622
DexCom Inc. (a)	92,740	7,595,405
PerkinElmer, Inc.	121,775	6,523,487
VWR Corporation (a)	260,950	7,387,495

		25,461,009

Health Care Providers & Services - 2.0%
Acadia Healthcare Company, Inc. (a)	108,200	6,758,172

COMMON STOCKS	Shares	Value
Hotels, Restaurants & Leisure - 1.0%
La Quinta Holdings Inc (a)	245,735	$3,344,453

Household Durables - 1.5%
Lennar Corporation - Class A	103,300	5,052,403

Internet Software & Services - 4.7%
Criteo SA - ADR (a) (b)	137,745	5,454,702
Euronet Worldwide, Inc. (a)	141,955	10,281,801

		15,736,503

Leisure Equipment & Products - 2.3%
Pool Corporation	92,845	7,500,019

Machinery - 1.8%
The Middleby Corporation (a)	56,470	6,091,419

Media - 2.1%
TEGNA Inc.	278,610	7,110,127

Multiline Retail - 1.3%
Burlington Stores, Inc. (a)	97,715	4,191,974

Oil & Gas & Consumable Fuels - 3.8%
Diamondback Energy Inc. (a)	94,900	6,348,809
Matador Resources Company (a)	166,015	3,282,117
Memorial Resource Development Corp. (a)	172,985	2,793,708

		12,424,634

Pharmaceuticals - 2.7%
Akorn, Inc. (a)	236,405	8,820,271

Professional Services - 0.9%
FTI Consulting, Inc. (a)	84,280	2,921,145

Real Estate Investment Trusts - 6.0%
CubeSmart	193,610	5,928,338
Kennedy-Wilson Holdings Inc.	148,145	3,567,332
LaSalle Hotel Properties	68,300	1,718,428
Sovran Self Storage, Inc.	81,740	8,771,519

		19,985,617

Semiconductor Equipment & Products - 1.2%
Rambus Inc. (a)	350,492	4,062,202

Software - 10.9%
ACI Worldwide, Inc. (a)	362,715	7,762,101
Fair Isaac Corporation	70,330	6,623,679
Fortinet Inc. (a)	242,125	7,547,036
Manhattan Associates, Inc. (a)	96,575	6,390,368
Take-Two Interactive Software, Inc. (a)	226,055	7,875,757

		36,198,941

Specialty Retail - 4.8%
Monro Muffler Brake, Inc.	62,405	4,132,459
Tractor Supply Company	62,570	5,349,735
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	35,320	6,534,201

		16,016,395

The accompanying notes are an integral part of these financial statements.

LKCM SMALL-MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2015

COMMON STOCKS	Shares	Value
Trading Companies & Distributors - 1.8%
Watsco, Inc.	51,380	$6,018,139

TOTAL COMMON STOCKS
(Cost $259,480,350)		309,316,893

SHORT-TERM INVESTMENTS - 6.9%
Money Market Funds (c) - 6.9%
Dreyfus Government Cash Management Fund - Institutional Shares, 0.01%	10,029,886	10,029,886
Federated Government Obligations Fund - Institutional Shares, 0.01%	10,022,732	10,022,732
Invesco Short Term Investments Trust - Treasury Portfolio - Institutional Shares, 0.02%	2,751,648	2,751,648

		22,804,266

TOTAL SHORT-TERM INVESTMENTS
(Cost $22,804,266)		22,804,266

Total Investments - 100.1%
(Cost $282,284,616)		332,121,159
Liabilities in Excess of Other Assets - (0.1)%		(167,293)

TOTAL NET ASSETS - 100.0%		$331,953,866

ADR American Depository Receipt.

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by asset class and industry pursuant to the Global Industry Classification Standard (GICS®) which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2015

COMMON STOCKS - 99.9%	Shares	Value
Aerospace & Defense - 3.5%
Honeywell International Inc.	60,000	$6,214,200
Rockwell Collins, Inc.	40,000	3,692,000

		9,906,200

Auto Components - 1.3%
Gentex Corporation	230,000	3,682,300

Banks - 9.3%
Bank of America Corporation	290,000	4,880,700
Comerica Incorporated	108,000	4,517,640
Cullen/Frost Bankers, Inc.	65,000	3,900,000
Glacier Bancorp, Inc.	60,000	1,591,800
SunTrust Banks, Inc.	109,604	4,695,435
Wells Fargo & Company	120,000	6,523,200

		26,108,775

Beverages - 3.0%
The Coca-Cola Company	65,000	2,792,400
PepsiCo, Inc.	55,000	5,495,600

		8,288,000

Biotechnology - 4.4%
Amgen Inc.	40,000	6,493,200
Celgene Corporation (a)	50,000	5,988,000

		12,481,200

Chemicals - 5.9%
E. I. du Pont de Nemours and Company	60,000	3,996,000
ECOLAB INC.	30,000	3,431,400
FMC Corporation	110,000	4,304,300
Monsanto Company	50,000	4,926,000

		16,657,700

Commercial Services & Supplies - 2.7%
Copart, Inc. (a)	100,000	3,801,000
Waste Connections, Inc.	65,000	3,660,800

		7,461,800

Computers & Peripherals - 2.3%
Apple Inc.	60,000	6,315,600

Construction Materials - 1.2%
Martin Marietta Materials, Inc.	25,000	3,414,500

Containers & Packaging - 1.9%
Ball Corporation	75,000	5,454,750

Diversified Financials - 1.5%
JPMorgan Chase & Co.	65,000	4,291,950

Electrical Equipment & Instruments - 2.4%
Franklin Electric Co., Inc.	85,000	2,297,550
Roper Industries, Inc.	23,000	4,365,170

		6,662,720

Electronic Equipment & Instruments - 1.1%
National Instruments Corporation	55,000	1,577,950
Trimble Navigation Limited (a)	70,000	1,501,500

		3,079,450

COMMON STOCKS	Shares	Value
Energy Equipment & Services - 1.0%
Schlumberger Limited (b)	39,500	$2,755,125

Food & Drug Retailing - 1.5%
Walgreens Boots Alliance, Inc.	50,000	4,257,750

Food Products - 1.2%
The WhiteWave Foods Company (a)	90,000	3,501,900

Health Care Equipment & Supplies - 6.4%
Medtronic, PLC (b)	73,000	5,615,160
PerkinElmer, Inc.	100,000	5,357,000
Thermo Fisher Scientific Inc.	50,000	7,092,500

		18,064,660

Household Durables - 2.9%
Jarden Corporation (a)	142,500	8,139,600

Household Products - 2.7%
Kimberly-Clark Corporation	45,000	5,728,500
The Procter & Gamble Company	23,750	1,885,988

		7,614,488

Internet Software & Services - 3.3%
Akamai Technologies, Inc. (a)	90,000	4,736,700
Sabre Corporation	160,000	4,475,200

		9,211,900

IT Consulting & Services - 1.0%
PayPal Holdings, Inc. (a)	75,000	2,715,000

Machinery - 6.9%
Danaher Corporation	75,000	6,966,000
Generac Holdings, Inc. (a)	108,000	3,215,160
The Gorman-Rupp Company	67,500	1,804,275
The Toro Company	37,000	2,703,590
Valmont Industries, Inc.	45,000	4,770,900

		19,459,925

Marine - 0.8%
Kirby Corporation (a)	45,000	2,367,900

Media - 2.3%
Time Warner Inc.	27,200	1,759,024
The Walt Disney Company	43,385	4,558,896

		6,317,920

Metals & Mining - 0.5%
Carpenter Technology Corporation	48,000	1,452,960

Oil & Gas & Consumable Fuels - 7.8%
Cabot Oil & Gas Corporation	140,000	2,476,600
ConocoPhillips	115,000	5,369,350
EOG Resources, Inc.	60,000	4,247,400
Exxon Mobil Corporation	70,000	5,456,500
Occidental Petroleum Corporation	65,000	4,394,650

		21,944,500

Personal Products - 0.8%
The Estee Lauder Companies Inc. - Class A	25,000	2,201,500

The accompanying notes are an integral part of these financial statements.

LKCM EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2015

COMMON STOCKS	Shares	Value
Pharmaceuticals - 7.0%
Abbott Laboratories	90,000	$4,041,900
AbbVie Inc.	65,000	3,850,600
Johnson & Johnson	38,000	3,903,360
Merck & Co., Inc.	80,000	4,225,600
Pfizer Inc.	115,000	3,712,200

		19,733,660

Road & Rail - 2.5%
Kansas City Southern	20,000	1,493,400
Union Pacific Corporation	70,000	5,474,000

		6,967,400

Software - 3.5%
Adobe Systems Incorporated (a)	45,000	4,227,300
Microsoft Corporation	100,000	5,548,000

		9,775,300

Specialty Retail - 4.5%
The Home Depot, Inc.	50,000	6,612,500
Tiffany & Co.	35,000	2,670,150
Tractor Supply Company	40,000	3,420,000

		12,702,650

Textiles, Apparel & Luxury Goods - 2.8%
NIKE, Inc. - Class B	67,000	4,187,500
V.F. Corporation	60,000	3,735,000

		7,922,500

TOTAL COMMON STOCKS
(Cost $195,406,832)		280,911,583

SHORT-TERM INVESTMENT - 0.1%
Money Market Fund (c) - 0.1%
Federated Government Obligations Fund - Institutional Shares, 0.01%	322,887	322,887

TOTAL SHORT-TERM INVESTMENT
(Cost $322,887)		322,887

Total Investments - 100.0%
(Cost $195,729,719)		281,234,470
Liabilities in Excess of Other Assets - 0.0%		(34,747)

TOTAL NET ASSETS - 100.0%		$281,199,723

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by asset class and industry pursuant to the Global Industry Classification Standard (GICS®) which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS
December 31, 2015

COMMON STOCKS - 69.4%	Shares	Value
Aerospace & Defense - 2.4%
General Dynamics Corporation	1,400	$192,304
Honeywell International Inc.	3,400	352,138
Rockwell Collins, Inc.	4,400	406,120

		950,562

Air Freight & Logistics - 0.6%
United Parcel Service, Inc. - Class B	2,600	250,198

Banks - 5.6%
Bank of America Corporation	17,000	286,110
Comerica Incorporated	9,500	397,385
Cullen/Frost Bankers, Inc.	3,900	234,000
SunTrust Banks, Inc.	10,300	441,252
Wells Fargo & Company	7,571	411,560
Zions Bancorporation	15,100	412,230

		2,182,537

Beverages - 1.9%
The Coca-Cola Company	8,600	369,456
PepsiCo, Inc.	3,600	359,712

		729,168

Biotechnology - 1.7%
Celgene Corporation (a)	5,400	646,704

Chemicals - 3.8%
Air Products and Chemicals, Inc.	2,500	325,275
Airgas, Inc.	3,000	414,960
E. I. du Pont de Nemours and Company	4,200	279,720
ECOLAB INC.	1,400	160,132
Monsanto Company	2,900	285,708

		1,465,795

Commercial Services & Supplies - 1.9%
Copart, Inc. (a)	11,000	418,110
Waste Management, Inc.	6,100	325,557

		743,667

Communications Equipment - 0.3%
QUALCOMM Incorporated	2,000	99,970

Computers & Peripherals - 2.8%
Apple Inc.	5,950	626,297
EMC Corporation	9,400	241,392
International Business Machines Corporation	1,500	206,430

		1,074,119

Construction Materials - 0.9%
Martin Marietta Materials, Inc.	2,700	368,766

Containers & Packaging - 1.0%
Ball Corporation	5,400	392,742

Diversified Financial Services - 1.0%
Moody’s Corporation	4,000	401,360

Diversified Financials - 0.8%
JPMorgan Chase & Co.	4,800	316,944

COMMON STOCKS	Shares	Value
Diversified Telecommunication Services - 1.6%
AT&T Inc.	13,832	$475,959
Verizon Communications, Inc.	2,841	131,311

		607,270

Electrical Equipment & Instruments - 0.4%
Emerson Electric Co.	3,000	143,490

Electronic Equipment & Instruments - 1.4%
National Instruments Corporation	7,500	215,175
Trimble Navigation Limited (a)	16,000	343,200

		558,375

Energy Equipment & Services - 0.6%
Schlumberger Limited (b)	3,395	236,801

Food & Drug Retailing - 2.6%
CVS Health Corporation	3,700	361,749
Wal-Mart Stores, Inc.	4,100	251,330
Walgreens Boots Alliance, Inc.	4,900	417,259

		1,030,338

Health Care Equipment & Supplies - 5.1%
Medtronic, PLC (b)	6,100	469,212
PerkinElmer, Inc.	11,600	621,412
Thermo Fisher Scientific Inc.	3,100	439,735
VWR Corporation (a)	17,000	481,270

		2,011,629

Household Durables - 2.0%
Jarden Corporation (a)	7,900	451,248
Whirlpool Corporation	2,300	337,801

		789,049

Household Products - 2.8%
Colgate-Palmolive Company	5,500	366,410
Kimberly-Clark Corporation	3,600	458,280
The Procter & Gamble Company	3,500	277,935

		1,102,625

Industrial Conglomerates - 1.0%
General Electric Company	12,400	386,260

Insurance - 1.5%
MetLife, Inc.	6,300	303,723
Prudential Financial, Inc.	3,400	276,794

		580,517

Internet Catalog & Retail - 1.7%
Amazon.com, Inc. (a)	1,000	675,890

Internet Software & Services - 3.5%
Akamai Technologies, Inc. (a)	5,400	284,202
Alphabet, Inc. - Class A (a)	350	272,304
Alphabet, Inc. - Class C (a)	350	265,608
eBay Inc. (a)	6,000	164,880
Sabre Corporation	14,000	391,580

		1,378,574

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2015

COMMON STOCKS	Shares	Value
IT Consulting & Services - 2.1%
Accenture PLC - Class A (b)	3,200	$334,400
Automatic Data Processing, Inc.	3,200	271,104
PayPal Holdings, Inc. (a)	6,000	217,200

		822,704

Machinery - 1.2%
Danaher Corporation	4,900	455,112

Media - 2.6%
CBS Corporation - Class B	5,600	263,928
Time Warner Inc.	5,100	329,817
The Walt Disney Company	4,000	420,320

		1,014,065

Oil & Gas & Consumable Fuels - 3.4%
Cabot Oil & Gas Corporation	10,200	180,438
Chevron Corporation	2,695	242,442
EOG Resources, Inc.	3,800	269,002
Exxon Mobil Corporation	3,227	251,545
Memorial Resource Development Corp. (a)	7,500	121,125
Pioneer Natural Resources Company	1,400	175,532
Range Resources Corporation	4,000	98,440

		1,338,524

Pharmaceuticals - 4.2%
Abbott Laboratories	11,000	494,010
AbbVie Inc.	6,300	373,212
Merck & Co., Inc.	8,900	470,098
Pfizer Inc.	10,000	322,800

		1,660,120

Real Estate Investment Trusts - 0.6%
American Tower Corporation	2,600	252,070

Road & Rail - 0.6%
Union Pacific Corporation	3,000	234,600

Software - 1.7%
Adobe Systems Incorporated (a)	3,900	366,366
Citrix Systems, Inc. (a)	4,000	302,600

		668,966

Specialty Retail - 2.6%
The Home Depot, Inc.	4,000	529,000
O’Reilly Automotive, Inc. (a)	1,900	481,498

		1,010,498

Textiles, Apparel & Luxury Goods - 0.9%
V.F. Corporation	5,700	354,825

Thrifts & Mortgage Finance - 0.6%
Capitol Federal Financial Inc.	17,500	219,800

TOTAL COMMON STOCKS
(Cost $16,733,386)		27,154,634

CORPORATE BONDS - 27.4%	Principal Amount	Value
Banks - 3.8%
Bank of America Corporation
2.625%, 10/19/2020	$250,000	$247,131
BB&T Corporation:
2.150%, 03/22/2017
Callable 02/22/2017	200,000	201,576
2.250%, 02/01/2019
Callable 01/02/2019	115,000	115,502
Comerica Incorporated
2.125%, 05/23/2019
Callable 04/23/2019	310,000	307,980
SunTrust Banks, Inc.
3.500%, 01/20/2017
Callable 12/20/2016	300,000	305,250
Wells Fargo & Company:
2.625%, 12/15/2016	100,000	101,372
2.150%, 01/15/2019	200,000	201,205

		1,480,016

Beverages - 0.9%
Anheuser-Busch InBev Worldwide Inc.
1.375%, 07/15/2017	100,000	99,690
PepsiCo, Inc.
3.000%, 08/25/2021	250,000	257,831

		357,521

Biotechnology - 2.2%
Amgen Inc.:
2.125%, 05/15/2017	225,000	226,448
2.200%, 05/22/2019
Callable 04/22/2019	100,000	99,955
Celgene Corporation
1.900%, 08/15/2017	175,000	175,722
Gilead Sciences, Inc.
2.050%, 04/01/2019	335,000	335,776

		837,901

Chemicals - 2.2%
Air Products and Chemicals, Inc.
1.200%, 10/15/2017	150,000	149,180
Eastman Chemical Company
2.400%, 06/01/2017	160,000	160,928
ECOLAB INC.
1.450%, 12/08/2017	250,000	247,748
The Sherwin-Williams Company
1.350%, 12/15/2017	300,000	297,522

		855,378

Communications Equipment - 0.9%
QUALCOMM Incorporated
2.250%, 05/20/2020	350,000	346,813

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2015

CORPORATE BONDS	Principal Amount	Value
Computers & Peripherals - 1.6%
Apple Inc.
2.850%, 05/06/2021	$300,000	$307,457
NetApp, Inc.
2.000%, 12/15/2017	300,000	298,130

		605,587

Consumer Finance - 0.7%
American Express Credit Corporation:
2.375%, 03/24/2017	175,000	176,932
2.600%, 09/14/2020
Callable 04/14/2020	100,000	100,296

		277,228

Consumer Services - 0.6%
The Western Union Company
2.875%, 12/10/2017	225,000	227,781

Diversified Financials - 0.8%
JPMorgan Chase & Co.
2.000%, 08/15/2017	300,000	301,088

Diversified Telecommunication Services - 0.7%
AT&T Inc.
2.450%, 06/30/2020
Callable 05/30/2020	300,000	295,758

Electrical Equipment - 0.7%
Rockwell Automation Inc.
2.050%, 03/01/2020
Callable 02/01/2020	288,000	285,679

Electrical Equipment & Instruments - 0.8%
Roper Technologies, Inc.
1.850%, 11/15/2017	300,000	298,558

Energy Equipment & Services - 0.5%
National Oilwell Varco, Inc.
1.350%, 12/01/2017	200,000	195,755

Food & Drug Retailing - 1.3%
CVS Health Corporation:
5.750%, 06/01/2017	100,000	105,916
2.250%, 12/05/2018
Callable 11/05/2018	175,000	175,965
Walgreens Boots Alliance, Inc.
3.300%, 11/18/2021
Callable 09/18/2021	250,000	245,505

		527,386

Food Products - 0.2%
Kraft Foods Group, Inc.
2.250%, 06/05/2017	75,000	75,568

Health Care Equipment & Supplies - 0.8%
Thermo Fisher Scientific Inc.
1.850%, 01/15/2018	325,000	324,118

Health Care Providers & Services - 0.1%
Express Scripts Holding Co.
2.650%, 02/15/2017	45,000	45,454

CORPORATE BONDS	Principal Amount	Value
Internet Catalog & Retail - 0.7%
Amazon.com, Inc.
1.200%, 11/29/2017	$295,000	$294,224

Internet Software & Services - 0.3%
eBay Inc.
1.350%, 07/15/2017	125,000	124,057

Media - 0.8%
DIRECTV Holdings LLC
2.400%, 03/15/2017	300,000	302,502

Oil & Gas & Consumable Fuels - 1.9%
EOG Resources, Inc.
2.450%, 04/01/2020
Callable 03/01/2020	200,000	197,956
Kinder Morgan Inc.
2.000%, 12/01/2017	200,000	192,787
Noble Holding International Limited (b)
2.500%, 03/15/2017	150,000	141,554
Occidental Petroleum Corporation
1.750%, 02/15/2017	200,000	200,433

		732,730

Pharmaceuticals - 2.1%
Abbott Laboratories
2.000%, 03/15/2020	250,000	249,315
AbbVie Inc.
2.000%, 11/06/2018	134,000	133,495
AbbVie Inc.
2.500%, 05/14/2020
Callable 04/14/2020	175,000	173,418
Merck & Co., Inc.
1.100%, 01/31/2018	275,000	273,566

		829,794

Real Estate Investment Trusts - 0.8%
American Tower Corporation:
3.400%, 02/15/2019	200,000	205,309
2.800%, 06/01/2020
Callable 05/01/2020	100,000	98,951

		304,260

Semiconductor Equipment & Products - 1.5%
Broadcom Corporation
2.700%, 11/01/2018	300,000	301,297
Intel Corporation
1.350%, 12/15/2017	300,000	300,485

		601,782

Software - 0.5%
Oracle Corporation
1.200%, 10/15/2017	200,000	200,159

TOTAL CORPORATE BONDS
(Cost $10,786,344)		10,727,097

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2015

SHORT-TERM INVESTMENT - 2.3%	Shares	Value
Money Market Fund (c) - 2.3%
Federated Government Obligations Fund - Institutional Shares, 0.01%	909,995	$909,995

TOTAL SHORT-TERM INVESTMENT
(Cost $909,995)		909,995

Total Investments - 99.1%
(Cost $28,429,725)		38,791,726
Other Assets in Excess of Liabilities - 0.9%		361,406

TOTAL NET ASSETS - 100.0%		$39,153,132

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by asset class and industry pursuant to the Global Industry Classification Standard (GICS®) which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
December 31, 2015

CORPORATE BONDS - 75.8%	Principal Amount	Value
Aerospace & Defense - 0.6%
Lockheed Martin Corporation
7.650%, 05/01/2016	$1,250,000	$1,277,853

Air Freight & Logistics - 1.2%
FedEx Corp.
3.200%, 02/01/2025	2,500,000	2,436,332

Banks - 10.5%
Bank of America Corporation:
1.317%, 03/22/2018 (a)	2,000,000	2,007,504
4.200%, 08/26/2024	4,000,000	3,975,840
Branch Banking & Trust Company:
0.862%, 09/13/2016 (a)	2,325,000	2,320,280
0.793%, 05/23/2017 (a)	2,534,000	2,522,711
1.350%, 10/01/2017
Callable 09/01/2017	500,000	499,220
Comerica Incorporated
2.125%, 05/23/2019
Callable 04/23/2019	1,000,000	993,484
SunTrust Banks, Inc.
3.500%, 01/20/2017
Callable 12/20/2016	875,000	890,312
Wells Fargo & Company:
0.863%, 04/23/2018 (a)	2,500,000	2,499,890
4.125%, 08/15/2023	5,000,000	5,197,930

		20,907,171

Beverages - 0.1%
PepsiCo, Inc.
7.900%, 11/01/2018	214,000	250,853

Biotechnology - 2.1%
Celgene Corporation
4.000%, 08/15/2023	4,000,000	4,110,908

Building Products - 0.8%
Masco Corporation
7.125%, 03/15/2020	1,350,000	1,562,625

Capital Markets - 3.0%
Morgan Stanley (a):
1.514%, 04/25/2018	2,500,000	2,528,125
1.083%, 01/24/2019	3,500,000	3,493,620

		6,021,745

Chemicals - 1.4%
Airgas, Inc.
2.950%, 06/15/2016
Callable 05/15/2016	950,000	955,466
ECOLAB INC.
3.000%, 12/08/2016	1,760,000	1,785,670

		2,741,136

Commercial Services & Supplies - 0.6%
Republic Services, Inc.
5.500%, 09/15/2019	1,000,000	1,101,131

CORPORATE BONDS	Principal Amount	Value
Communications Equipment - 0.9%
Cisco Systems, Inc.:
5.500%, 02/22/2016	$1,000,000	$1,006,395
4.950%, 02/15/2019	700,000	765,291

		1,771,686

Computers & Peripherals - 2.8%
Hewlett-Packard Company:
4.650%, 12/09/2021	2,000,000	1,994,992
4.050%, 09/15/2022	2,000,000	1,907,830
International Business Machines Corporation
5.700%, 09/14/2017	1,500,000	1,609,266

		5,512,088

Consumer Finance - 2.7%
American Express Company
0.823%, 05/22/2018 (a)	3,533,000	3,513,169
American Express Credit Corporation
2.800%, 09/19/2016	1,900,000	1,924,402

		5,437,571

Consumer Services - 3.0%
The Western Union Company:
5.930%, 10/01/2016	1,000,000	1,031,941
2.875%, 12/10/2017	2,250,000	2,277,808
3.650%, 08/22/2018	2,500,000	2,564,195

		5,873,944

Containers & Packaging - 2.6%
Ball Corporation:
5.000%, 03/15/2022	2,000,000	2,050,000
5.250%, 07/01/2025	3,000,000	3,078,750

		5,128,750

Diversified Financials - 3.6%
JPMorgan Chase & Co.:
3.450%, 03/01/2016	2,125,000	2,133,914
1.134%, 01/25/2018 (a)	3,000,000	3,007,689
3.875%, 09/10/2024	2,000,000	1,993,126

		7,134,729

Diversified Telecommunication Services - 8.0%
AT&T Inc. (a):
1.146%, 11/27/2018	3,000,000	3,004,737
0.909%, 03/11/2019	1,500,000	1,490,401
CenturyLink, Inc.:
6.150%, 09/15/2019	1,402,000	1,437,050
5.800%, 03/15/2022	2,500,000	2,300,625
Verizon Communications Inc. (a):
1.771%, 09/15/2016	4,000,000	4,025,180
1.991%, 09/14/2018	2,000,000	2,049,208
4.150%, 03/15/2024
Callable 12/15/2023	1,500,000	1,544,093

		15,851,294

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2015

CORPORATE BONDS	Principal Amount	Value
Energy Equipment & Services - 0.7%
Weatherford International Ltd. (b)
4.500%, 04/15/2022
Callable 01/15/2022	$2,000,000	$1,442,500

Food & Drug Retailing - 4.5%
CVS Health Corporation:
1.200%, 12/05/2016	2,000,000	2,000,808
5.750%, 06/01/2017	2,750,000	2,912,698
4.125%, 05/15/2021
Callable 02/15/2021	2,000,000	2,118,230
Walgreens Boots Alliance, Inc.
3.800%, 11/18/2024
Callable 08/18/2024	2,000,000	1,943,946

		8,975,682

Food Products - 0.3%
Kraft Foods Group, Inc.
2.250%, 06/05/2017	555,000	559,205

Health Care Equipment & Supplies - 3.7%
DENTSPLY International Inc.
2.750%, 08/15/2016	1,446,000	1,456,885
PerkinElmer, Inc.
5.000%, 11/15/2021
Callable 08/15/2021	1,094,000	1,156,644
Thermo Fisher Scientific, Inc.
4.150%, 02/01/2024
Callable 11/01/2023	4,500,000	4,681,859

		7,295,388

Health Care Providers & Services - 2.5%
Express Scripts Holding Co
3.125%, 05/15/2016	2,760,000	2,778,668
McKesson Corporation
3.250%, 03/01/2016	2,275,000	2,283,254

		5,061,922

Hotels, Restaurants & Leisure - 0.5%
McDonald’s Corporation
5.350%, 03/01/2018	1,000,000	1,071,317

Household Products - 0.5%
The Procter & Gamble Company
8.000%, 09/01/2024	775,000	1,038,148

Insurance - 1.5%
Prudential Financial, Inc.
3.000%, 05/12/2016	3,023,000	3,040,007

Media - 0.8%
The Walt Disney Company
5.625%, 09/15/2016	1,500,000	1,550,136

Metals & Mining - 0.3%
Alcoa Inc.
5.550%, 02/01/2017	500,000	514,375

CORPORATE BONDS	Principal Amount	Value
Multiline Retail - 2.3%
Family Dollar Stores, Inc.
5.000%, 02/01/2021	$4,500,000	$4,612,338

Oil & Gas & Consumable Fuels - 9.4%
Anadarko Petroleum Corporation:
5.950%, 09/15/2016	2,000,000	2,055,466
6.375%, 09/15/2017	2,000,000	2,098,088
Enterprise Products Operating LLC:
3.200%, 02/01/2016	2,229,000	2,229,751
3.750%, 02/15/2025
Callable 11/15/2024	4,000,000	3,665,736
Kinder Morgan Energy Partners, L.P.
4.250%, 09/01/2024
Callable 06/01/2024	3,000,000	2,556,360
Noble Holding International Ltd. (b)
3.950%, 03/15/2022	2,500,000	1,655,520
Range Resources Corporation
5.000%, 08/15/2022
Callable 02/15/2017	5,850,000	4,402,125

		18,663,046

Pharmaceuticals - 0.5%
Allergan, Inc.
1.350%, 03/15/2018	1,017,000	999,745

Real Estate Investment Trusts - 2.0%
American Tower Corporation:
5.050%, 09/01/2020	1,250,000	1,350,862
5.000%, 02/15/2024	2,500,000	2,650,713

		4,001,575

Road & Rail - 0.1%
Burlington Northern Santa Fe Corporation
5.650%, 05/01/2017	185,000	194,621

Semiconductor Equipment & Products - 0.5%
Texas Instruments Incorporated
2.375%, 05/16/2016	1,000,000	1,005,589

Software & Services - 1.3%
Sabre GLBL Inc. (c)
5.375%, 04/15/2023
Callable 04/15/2018 (Acquired 04/08/2015, Cost $2,548,100)	2,500,000	2,500,000

Specialty Retail - 0.5%
O’Reilly Automotive, Inc.
4.875%, 01/14/2021
Callable 10/14/2020	1,000,000	1,082,878

TOTAL CORPORATE BONDS
(Cost $153,320,906)		150,728,288

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2015

PREFERRED STOCKS - 0.9%	Shares	Value
Capital Markets - 0.9%
Merrill Lynch Preferred Capital Trust III	75,000	$1,883,250

TOTAL PREFERRED STOCKS
(Cost $1,820,339)		1,883,250

U.S. GOVERNMENT ISSUES - 8.3%	Principal Amount
U.S. Treasury Notes - 8.3%
4.500%, 02/15/2016	$500,000	502,380
2.000%, 07/31/2020	2,000,000	2,023,282
2.250%, 07/31/2021	2,000,000	2,037,774
2.000%, 11/30/2022	2,000,000	1,989,296
2.000%, 02/15/2023	2,000,000	1,988,750
2.500%, 08/15/2023	2,000,000	2,052,344
2.250%, 11/15/2024	3,000,000	2,998,944
2.000%, 02/15/2025	3,000,000	2,933,085

TOTAL U.S. GOVERNMENT ISSUES
(Cost $16,552,530)		16,525,855

U.S. GOVERNMENT SPONSORED ENTITIES - 11.8%
Fannie Mae - 3.5%
5.000%, 03/15/2016	1,000,000	1,009,348
2.625%, 09/06/2024	2,000,000	2,023,460
2.000%, 07/12/2027
Callable 07/12/2016	2,000,000	1,996,832
2.500%, 09/30/2030
Callable 09/30/2016	2,000,000	1,982,068

		7,011,708

Federal Home Loan Banks - 8.0%
4.875%, 05/17/2017	1,000,000	1,052,413
1.000%, 03/30/2020
Callable 03/30/2016	2,500,000	2,501,713
1.000%, 09/30/2021
Callable 09/30/2016	5,000,000	4,994,995
1.500%, 11/25/2022
Callable 02/25/2016	2,900,000	2,884,473
1.000%, 03/26/2025
Callable 03/26/2016	2,500,000	2,500,445
1.000%, 05/13/2030
Callable 05/13/2016	2,000,000	1,988,728

		15,922,767

Freddie Mac - 0.3%
5.125%, 11/17/2017	500,000	537,074

TOTAL U.S. GOVERNMENT SPONSORED ENTITIES
(Cost $23,424,797)		23,471,549

SHORT-TERM INVESTMENT - 2.3%	Shares	Value
Money Market Fund (d) - 2.3%
Federated Government Obligations Fund - Institutional Shares, 0.01%	4,521,549	$4,521,549

TOTAL SHORT-TERM INVESTMENT
(Cost $4,521,549)		4,521,549

Total Investments - 99.1%
(Cost $199,640,121)		197,130,491
Other Assets in Excess of Liabilities - 0.9%		1,710,372

TOTAL NET ASSETS - 100.0%		$198,840,863

(a)	Floating rate.
(b)	Security issued by non-U.S. incorporated company.
(c)	Restricted security. Resale to the public may require registration or may extend only to qualified institutional buyers. The fair market value of the security was $2,500,000 representing 1.3% of the Fund’s total net assets.
(d)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by asset class and industry pursuant to the Global Industry Classification Standard (GICS®) which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund

Assets:
Investments, at value*	$578,170,610	$332,121,159	$281,234,470	$38,791,726	$197,130,491
Receivable for Fund shares sold	240,237	489,924	255,648	341,984	100,000
Dividends and interest receivable	375,059	144,486	374,575	82,113	1,817,881
Other assets	91,721	30,442	31,452	8,532	20,776

Total assets	578,877,627	332,786,011	281,896,145	39,224,355	199,069,148

Liabilities:
Payable for Fund shares redeemed	205,600	123,723	167,541	4,000	—
Payable for investment advisory fees (Note B)	1,273,220	539,382	413,011	41,944	145,979
Payable for administrative fees	84,114	45,586	40,109	5,249	29,491
Payable for accounting and transfer agent fees and expenses	79,525	52,724	35,144	11,392	22,646
Payable for custody fees and expenses	14,106	6,200	5,497	919	4,032
Payable for reports to shareholders	16,345	31,111	5,268	641	3,868
Payable for distribution expense (Note B)	7,052	—	—	—	—
Payable for professional expense	48,101	24,305	21,686	6,060	16,662
Payable for trustees’ expense	14,182	5,657	5,263	664	3,508
Distribution payable	108,543	—	—	—	—
Accrued expenses and other liabilities	7,420	3,457	2,903	354	2,099

Total liabilities	1,858,208	832,145	696,422	71,223	228,285

Net assets	$577,019,419	$331,953,866	$281,199,723	$39,153,132	$198,840,863

Net assets consist of:
Paid in capital	$466,081,780	$283,606,340	$195,794,705	$28,787,833	$201,503,073
Accumulated net investment income	63,219	—	—	84	—
Accumulated net realized gain (loss) on investments	(380,172)	(1,489,017)	(99,733)	3,214	(152,580)
Net unrealized appreciation (depreciation) on investments	111,254,592	49,836,543	85,504,751	10,362,001	(2,509,630)

Net assets	$577,019,419	$331,953,866	$281,199,723	$39,153,132	$198,840,863

INSTITUTIONAL CLASS
Net assets	$568,421,373	$331,953,866	$281,199,723	$39,153,132	$198,840,863
Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	28,624,201	29,779,774	13,140,555	1,998,060	18,932,619
Net asset value per share (offering and redemption price)	$19.86	$11.15	$21.40	$19.60	$10.50

ADVISER CLASS**
Net assets	$8,598,046
Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	454,162
Net asset value per share (offering and redemption price)	$18.93

* Cost of Investments	$466,916,018	$282,284,616	$195,729,719	$28,429,725	$199,640,121

**	Currently, Adviser Class shares are authorized only for the Small Cap Equity, Small-Mid Cap Equity and Equity Funds and are offered only by the Small Cap Equity Fund.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund

Investment Income:
Dividends*	$7,814,917	$1,797,762	$5,022,881	$478,609	$131,250
Interest	2,043	2,554	1,103	176,937	6,305,504

Total income	7,816,960	1,800,316	5,023,984	655,546	6,436,754

Expenses:
Investment advisory fees (Note B)	5,757,215	2,683,053	2,175,798	244,255	1,107,208
Distribution expense – Adviser Class (Note B)	28,903	—	—	—	—
Administrative fees	567,204	296,277	249,909	30,149	180,513
Accounting and transfer agent fees and expenses	427,776	652,142	181,117	59,451	123,099
Professional fees	139,402	68,011	58,177	10,258	42,352
Trustees’ fees	131,392	55,951	47,057	5,297	32,234
Custody fees and expenses	93,953	40,312	32,792	5,486	24,064
Federal and state registration	81,451	59,587	55,305	15,578	29,970
Reports to shareholders	45,121	110,736	15,584	1,980	17,816
Other	208,886	96,715	82,391	9,400	56,914

Total expenses	7,481,303	4,062,784	2,898,130	381,854	1,614,170
Less, expense waiver and/or reimbursement (Note B)	—	(485,380)	(411,504)	(81,232)	(377,915)

Net expenses	7,481,303	3,577,404	2,486,626	300,622	1,236,255

Net investment income (loss)	335,657	(1,777,088)	2,537,358	354,924	5,200,499

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	68,905,500	21,067,361	5,946,987	1,005,163	529,547
Net change in unrealized appreciation/depreciation on investments	(101,306,129)	(22,958,355)	(18,969,032)	(956,345)	(6,384,631)

Net realized and unrealized gain (loss) on investments	(32,400,629)	(1,890,994)	(13,022,045)	48,818	(5,855,084)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(32,064,972)	$(3,668,082)	$(10,484,687)	$403,742	$(654,585)

* Net of foreign taxes withheld	$28,633	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Small Cap Equity Fund		LKCM Small-Mid Cap Equity Fund

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations:
Net investment income (loss)	$335,657	$(2,268,621)	$(1,777,088)	$(2,328,956)
Net realized gain on investments	68,905,500	116,963,656	21,067,361	21,926,334
Net change in unrealized appreciation/depreciation on investments	(101,306,129)	(152,665,777)	(22,958,355)	(35,932,810)

Net decrease in net assets resulting from operations	(32,064,972)	(37,970,742)	(3,668,082)	(16,335,432)

Dividends and Distributions to Institutional Class Shareholders:
Net investment income	(272,438)	—	—	—
Net realized gain on investments	(74,954,483)	(111,270,982)	(22,188,977)	(9,716,281)

	(75,226,921)	(111,270,982)	(22,188,977)	(9,716,281)

Dividends and Distributions to Adviser Class Shareholders:
Net investment income	—	—	—	—
Net realized gain on investments	(1,148,479)	(1,943,645)	—	—

	(1,148,479)	(1,943,645)	—	—

Net increase (decrease) in net assets resulting from Fund share transactions (Note C)	(169,836,141)	(82,278,249)	(33,856,876)	51,296,819

Total increase (decrease) in net assets	(278,276,513)	(233,463,618)	(59,713,935)	25,245,106

Net Assets:
Beginning of period	855,295,932	1,088,759,550	391,667,801	366,422,695

End of period*	$577,019,419	$855,295,932	$331,953,866	$391,667,801

* Including accumulated net investment income of	$63,219	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Equity Fund		LKCM Balanced Fund

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations:
Net investment income	$2,537,358	$2,335,783	$354,924	$440,532
Net realized gain on investments	5,946,987	13,262,162	1,005,163	921,573
Net change in unrealized appreciation/depreciation on investments	(18,969,032)	5,085,860	(956,345)	777,601

Net increase (decrease) in net assets resulting from operations	(10,484,687)	20,683,805	403,742	2,139,706

Dividends and Distributions to Shareholders:
Net investment income	(2,560,056)	(2,313,547)	(355,959)	(439,413)
Net realized gain on investments	(5,283,852)	(12,862,260)	(957,923)	(835,323)

	(7,843,908)	(15,175,807)	(1,313,882)	(1,274,736)

Net increase (decrease) in net assets resulting from Fund share transactions (Note C)	(34,163,801)	4,252,493	3,035,605	830,413

Total increase (decrease) in net assets	(52,492,396)	9,760,491	2,125,465	1,695,383

Net Assets:
Beginning of period	333,692,119	323,931,628	37,027,667	35,332,284

End of period*	$281,199,723	$333,692,119	$39,153,132	$37,027,667

* Including accumulated net investment income of	$—	$22,236	$84	$1,119

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Fixed Income Fund

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations:
Net investment income	$5,200,499	$4,364,854
Net realized gain on investments	529,547	1,423,528
Net change in unrealized appreciation/depreciation on investments	(6,384,631)	(2,042,637)

Net increase (decrease) in net assets resulting from operations	(654,585)	3,745,745

Dividends and Distributions to Shareholders:
Net investment income	(5,211,497)	(4,405,305)
Return of capital	—	(17,185)
Net realized gain on investments	(607,274)	(1,154,873)

	(5,818,771)	(5,577,363)

Net increase (decrease) in net assets resulting from Fund share transactions (Note C)	(17,390,017)	3,431,422

Total increase (decrease) in net assets	(23,863,373)	1,599,804

Net Assets:
Beginning of period	222,704,236	221,104,432

End of period*	$198,840,863	$222,704,236

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Small Cap Equity Fund – Institutional Class

	Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value – Beginning of Period	$24.05	$28.33		$22.69		$22.45	$21.49

Net investment income (loss)	0.01	(0.06	)(1)	(0.06	)(2)	0.13 (1)	(0.08	)(1)
Net realized and unrealized gain (loss) on investments	(1.29)	(0.77)		8.02		2.01	1.04

Total from investment operations	(1.28)	(0.83)		7.96		2.14	0.96

Dividends from net investment income	(0.01)	—		—		(0.13)	—
Distributions from net realized gains	(2.90)	(3.45)		(2.32)		(1.77)	—

Total dividends and distributions	(2.91)	(3.45)		(2.32)		(1.90)	—

Net Asset Value – End of Period	$19.86	$24.05		$28.33		$22.69	$22.45

Total Return	-5.58%	-3.11%		35.11%		9.74%	4.47%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$568,421	$840,631		$1,047,607		$819,985	$785,280
Ratio of expenses to average net assets:	0.97%	0.94%		0.95%		0.94%	0.95%
Ratio of net investment income (loss) to average net assets:	0.05%	(0.21)%		(0.23)%		0.53%	(0.33)%
Portfolio turnover rate(3)	62%	60%		47%		49%	50%

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	LKCM Small Cap Equity Fund – Adviser Class

	Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value – Beginning of Period	$23.11	$27.43		$22.07		$21.88	$21.00

Net investment income (loss)	(0.05)	(0.12	)(1)	(0.13	)(2)	0.07 (1)	(0.13	)(1)
Net realized and unrealized gain (loss) on investments	(1.23)	(0.75)		7.81		1.95	1.01

Total from investment operations	(1.28)	(0.87)		7.68		2.02	0.88

Dividends from net investment income	—	—		—		(0.06)	—
Distributions from net realized gains	(2.90)	(3.45)		(2.32)		(1.77)	—

Total dividends and distributions	(2.90)	(3.45)		(2.32)		(1.83)	—

Net Asset Value – End of Period	$18.93	$23.11		$27.43		$22.07	$21.88

Total Return	-5.81%	-3.35%		34.81%		9.45%	4.19%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$8,598	$14,665		$41,153		$40,737	$43,124
Ratio of expenses to average net assets:	1.22%	1.19%		1.20%		1.19%	1.20%
Ratio of net investment income (loss) to average net assets:	(0.20)%	(0.46)%		(0.48)%		0.28%	(0.58)%
Portfolio turnover rate(3)	62%	60%		47%		49%	50%

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Small-Mid Cap Equity Fund

	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		May 2, 2011(1) through December 31, 2011
Net Asset Value – Beginning of Period	$12.10		$12.97		$9.68		$8.86		$10.00

Net investment loss	(0.06	)(2)	(0.08	)(3)	(0.06	)(2)	(0.03	)(3)	(0.02	)(3)
Net realized and unrealized gain (loss) on investments	(0.10)		(0.48)		3.35		0.85		(1.12)

Total from investment operations	(0.16)		(0.56)		3.29		0.82		(1.14)

Distributions from net realized gains	(0.79)		(0.31)		—		—		—

Net Asset Value – End of Period	$11.15		$12.10		$12.97		$9.68		$8.86

Total Return	-1.41%		-4.39%		33.99%		9.26%		-11.40%	(4)

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$331,954		$391,668		$366,423		$250,164		$23,755
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.14%		1.20%		1.18%		1.18%		2.14%	(5)
After expense waiver and/or reimbursement	1.00%		1.00%		1.00%		1.00%		1.00%	(5)
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(0.63)%		(0.82)%		(0.77)%		(0.50)%		(1.55)%	(5)
After expense waiver and/or reimbursement	(0.49)%		(0.62)%		(0.59)%		(0.32)%		(0.41)%	(5)
Portfolio turnover rate	70%		72%		49%		56%		36%

(1)	Commencement of operations.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(4)	Not annualized.
(5)	Annualized.

	LKCM Equity Fund

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013(1)	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value – Beginning of Period	$22.81	$22.44	$17.62	$15.34	$15.18

Net investment income	0.18 (2)	0.17 (3)	0.14 (2)	0.14 (2)	0.11 (2)
Net realized and unrealized gain (loss) on investments	(0.98)	1.28	5.27	2.27	0.39

Total from investment operations	(0.80)	1.45	5.41	2.41	0.50

Dividends from net investment income	(0.20)	(0.16)	(0.12)	(0.12)	(0.10)
Distributions from net realized gains	(0.41)	(0.92)	(0.47)	(0.01)	(0.24)

Total dividends and distributions	(0.61)	(1.08)	(0.59)	(0.13)	(0.34)

Net Asset Value – End of Period	$21.40	$22.81	$22.44	$17.62	$15.34

Total Return	-3.54%	6.40%	30.74%	15.69%	3.30%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$281,200	$333,692	$323,932	$161,129	$102,548
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.93%	0.92%	0.93%	0.96%	0.99%
After expense waiver and/or reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.68%	0.59%	0.53%	0.69%	0.54%
After expense waiver and/or reimbursement	0.81%	0.71%	0.66%	0.85%	0.73%
Portfolio turnover rate	13%	14%	17%	12%	20%

(1)	On May 10, 2013, the Armstrong Fund was reorganized into the LKCM Equity Fund. Activity after May 10, 2013 reflects the Funds’ combined operations.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Net investment income per share is calculated using the ending balance of undistributed net investment income prior to considerations of adjustments for permanent book and tax differences.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Balanced Fund

	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value – Beginning of Period	$20.10		$19.63	$16.11	$14.53	$14.25

Net investment income	0.19		0.24	0.17	0.19	0.17
Net realized and unrealized gain (loss) on investments	(0.00	)(1)	0.94	3.55	1.58	0.28

Total from investment operations	0.19		1.18	3.72	1.77	0.45

Dividends from net investment income	(0.19)		(0.24)	(0.17)	(0.19)	(0.17)
Distributions from net realized gains	(0.50)		(0.47)	(0.03)	—	—

Total dividends and distributions	(0.69)		(0.71)	(0.20)	(0.19)	(0.17)

Net Asset Value – End of Period	$19.60		$20.10	$19.63	$16.11	$14.53

Total Return	0.91%		5.99%	23.18%	12.20%	3.16%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$39,153		$37,028	$35,332	$21,800	$18,560
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.02%		0.99%	1.04%	1.10%	1.14%
After expense waiver and/or reimbursement	0.80%		0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.73%		1.02%	0.72%	0.91%	0.83%
After expense waiver and/or reimbursement	0.95%		1.21%	0.96%	1.21%	1.17%
Portfolio turnover rate	16%		20%	10%	15%	34%

(1)	Amount is less than $0.005.

	LKCM Fixed Income Fund

	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value – Beginning of Period	$10.82		$10.91	$11.23	$11.04	$11.03

Net investment income	0.25	(2)	0.22	0.27	0.34	0.37
Net realized and unrealized gain (loss) on investments	(0.28)		(0.03)	(0.26)	0.25	0.09

Total from investment operations	(0.03)		0.19	0.01	0.59	0.46

Dividends from net investment income	(0.26)		(0.22)	(0.27)	(0.34)	(0.37)
Distributions from net realized gains	(0.03)		(0.06)	(0.06)	(0.06)	(0.08)

Total dividends and distributions	(0.29)		(0.28)	(0.33)	(0.40)	(0.45)

Net Asset Value – End of Period	$10.50		$10.82	$10.91	$11.23	$11.04

Total Return	-0.27%		1.72%	0.07%	5.44%	4.22%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$198,841		$222,704	$221,104	$205,880	$178,116
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.73%	(1)	0.70%	0.72%	0.71%	0.72%
After expense waiver and/or reimbursement	0.56%	(1)	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	2.18%	(1)	1.92%	2.34%	2.98%	3.31%
After expense waiver and/or reimbursement	2.35%	(1)	1.97%	2.41%	3.04%	3.38%
Portfolio turnover rate	29%		46%	30%	31%	24%

(1)	Effective May 22, 2015, the Adviser contractually agreed to lower the expense cap for the Fund from 0.65% to 0.50% of the Fund’s average daily net assets (Note B).
(2)	Net investment income per share represents net investment income divided by the average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.

LKCM FUNDS
NOTES TO THE FINANCIAL STATEMENTS

A.    Organization and Significant Accounting Policies:    LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on February 10, 1994 and consists of eight diversified series, five of which are presented herein and include the LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund and LKCM Fixed Income Fund (collectively, the “Funds”), the assets of which are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity Fund), January 3, 1996 (LKCM Equity Fund), December 30, 1997 (LKCM Balanced Fund and LKCM Fixed Income Fund), and May 2, 2011 (LKCM Small-Mid Cap Equity Fund—Institutional and Adviser Class Shares). The Small Cap Equity Fund and the Equity Fund created a second class of shares, Adviser Class Shares, and renamed the initial class as Institutional Class Shares on May 1, 2003. The Small Cap Equity Adviser Class Shares were initially sold on June 5, 2003 and are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. The Equity Fund and Small-Mid Cap Equity Fund Adviser Class Shares have not yet commenced operations. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days, unless otherwise determined by a Fund in its discretion.

The LKCM Small Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets in equity securities of smaller companies (those with market capitalizations at the time of investment between $600 million and $4.5 billion) which Luther King Capital Management Corporation (the “Adviser”) believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Small-Mid Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets in equity securities of small-mid capitalization companies (those with market capitalizations at the time of investment between $1.25 billion and $10 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, and/or potential for above-average capital appreciation. The LKCM Balanced Fund seeks to provide investors with current income and long-term capital appreciation by investing primarily in a portfolio of equity and fixed income securities and cash equivalent securities with at least 25% of the Fund’s total assets invested in fixed income securities under normal circumstances. The LKCM Fixed Income Fund seeks current income by investing under normal circumstances at least 80% of its net assets in a portfolio of investment grade corporate and U.S. government fixed income securities.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

1.    Security Valuation:    Equity securities listed or traded on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the exchange on which the security is primarily traded. Nasdaq Global Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. securities and listed U.S. securities not traded on a particular valuation date are valued at the mean of the most recent quoted bid and ask price on the relevant exchanges or markets. Equity securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price on the exchange on which the security is primarily traded. Debt securities are normally valued at the mean of the closing bid and ask price and/or by using a combination of broker quotations or evaluated prices provided by an independent pricing service. Other assets and securities for which no market or broker quotations or evaluated prices are readily available (including restricted securities) are valued in good faith at fair value using guidelines approved by the Board of Trustees. The Board has adopted specific guidelines and procedures for valuing portfolio securities and delegated their implementation to the Adviser. The guidelines and procedures authorize the Adviser to make determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may use prices provided by independent pricing services to assist in the fair valuation of the Funds’ portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

Level 1	–	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.
Level 2	–	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.
Level 3	–	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2015, the Funds’ assets carried at fair value were classified as follows:

LKCM Small Cap Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$576,333,703	$—	$—	$576,333,703
Money Market Fund	1,836,907	—	—	1,836,907

Total Investments*	$578,170,610	$—	$—	$578,170,610

LKCM Small-Mid Cap Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$309,316,893	$—	$—	$309,316,893
Money Market Funds	22,804,266	—	—	22,804,266

Total Investments*	$332,121,159	$—	$—	$332,121,159

LKCM Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$280,911,583	$—	$—	$280,911,583
Money Market Fund	322,887	—	—	322,887

Total Investments*	$281,234,470	$—	$—	$281,234,470

LKCM Balanced Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$27,154,634	$—	$—	$27,154,634
Corporate Bonds	—	10,727,097	—	10,727,097
Money Market Fund	909,995	—	—	909,995

Total Investments*	$28,064,629	$10,727,097	$—	$38,791,726

LKCM Fixed Income Fund
Description	Level 1	Level 2	Level 3	Total
Preferred Stock	$1,883,250	$—	$—	$1,883,250
Corporate Bonds	—	150,728,288	—	150,728,288
U.S. Government Issues	—	16,525,855	—	16,525,855
U.S. Government Sponsored Entities	—	23,471,549	—	23,471,549
Money Market Fund	4,521,549	—	—	4,521,549

Total Investments*	$6,404,799	$190,725,692	$—	$197,130,491

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period. Transfers between levels are recognized at the end of the reporting period.

2.    Federal Income Taxes:    The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.    Distributions to Shareholders:    The LKCM Small Cap Equity, LKCM Small-Mid Cap Equity and LKCM Equity Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis. The LKCM Balanced and LKCM Fixed Income Funds generally intend to pay dividends on a quarterly basis and net capital gain distributions, if any, at least on an annual basis.

4.    Foreign Securities:    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.    Expense Allocation:    Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense. Expenses that are directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. For multi-class Funds, income, unrealized and realized gains/losses are generally allocated between the Fund’s classes in proportion to their respective net assets.

6.    Use of Estimates:    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.    Guarantees and Indemnifications:    In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

8.    Security Transactions and Investment Income:    Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes. The Funds may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital.

9.    Other:    Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Accordingly, at December 31, 2015, reclassifications were recorded as follows:

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund
Accumulated net investment income	$—	$1,777,088	$462	$—	$10,998
Accumulated loss	(24,189,894)	(6,945,182)	(768,527)	(97,057)	(72,330)
Capital stock	24,189,894	5,168,094	768,065	97,057	61,332

10.    Restricted and Illiquid Securities:    The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B.    Investment Advisory and Other Agreements:    Luther King Capital Management Corporation (the “Adviser”) serves as the investment adviser to the Funds under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Funds through April 30, 2016 in order to limit each Fund’s operating expenses to the annual cap rates presented below, other than the LKCM Fixed Income Fund, for which the Adviser has contractually agreed to waive such management fees and/or reimburse expenses of the Fund to maintain such designated expense ratio through May 31, 2016. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses. For the year ended December 31, 2015, the Adviser waived the following management fees to meet its expense cap obligations:

	LKCM Small Cap Equity Fund		LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund
Annual Management Fee Rate	0.75%		0.75%	0.70%	0.65%	0.50%
Annual Cap on Expenses	1.00%	(Inst.)	1.00%	0.80%	0.80%	0.50%	*
	1.25%	(Adviser)
Fees Waived in 2015	—		$485,380	$411,504	$81,232	$377,915

*	Effective May 22, 2015, the Adviser contractually agreed to lower the expense cap for the Fund from 0.65% to 0.50% of the Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Trust. U.S. Bank, N.A. serves as custodian for the Funds.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust’s principal underwriter.

The Small Cap Equity Fund, Small-Mid Cap Equity and the Equity Fund have adopted a Rule 12b-1 plan under which the Adviser Class of each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of each Fund’s average daily net assets. For the year ended December 31, 2015, fees incurred by the Small Cap Equity Fund pursuant to the 12b-1 Plan were $28,903. The Adviser Class shares of the Equity Fund and the Small-Mid Cap Equity Fund have not yet commenced operations. The Funds have also adopted an Institutional Class Distribution Plan, under which each Fund may pay up to 0.75% of its average daily net assets for distribution and other services. Currently, the Board of Trustees has not authorized payments under this plan and, as a result, the Funds currently neither accrue nor pay any fees under the plan.

C.    Fund Shares:    At December 31, 2015, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

LKCM Small Cap Equity Fund
	Year Ended December 31, 2015		Year Ended December 31, 2014
	Institutional Class		Institutional Class
	Shares	Amount	Shares	Amount
Shares sold	2,997,132	$72,867,416	5,090,394	$137,885,561
Shares issued to shareholders in reinvestment of distributions	3,306,174	67,148,391	3,894,617	95,145,501
Shares redeemed	(12,636,846)	(305,284,952)	(11,007,819)	(292,497,239)
Redemption fee		6,506		1,665

Net decrease	(6,333,540)	$(165,262,639)	(2,022,808)	$(59,464,512)

Shares Outstanding:
Beginning of period	34,957,741		36,980,549

End of period	28,624,201		34,957,741

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	37,553	$879,930	90,701	$2,387,553
Shares issued to shareholders in reinvestment of distributions	58,116	1,125,135	82,216	1,929,605
Shares redeemed	(276,218)	(6,578,572)	(1,038,683)	(27,132,211)
Redemption fee		5		1,316

Net decrease	(180,549)	$(4,573,502)	(865,766)	$(22,813,737)

Shares Outstanding:
Beginning of period	634,711		1,500,477

End of period	454,162		634,711

Total Net Decrease		$(169,836,141)		$(82,278,249)

LKCM Small-Mid Cap Equity Fund

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	6,196,826	$77,641,362	9,234,059	$115,420,906
Shares issued to shareholders in reinvestment of distributions	1,880,563	21,343,975	746,263	9,164,107
Shares redeemed	(10,664,162)	(132,842,460)	(5,856,919)	(73,288,257)
Redemption fee		247		63

Net increase (decrease)	(2,586,773)	$(33,856,876)	4,123,403	$51,296,819

Shares Outstanding:
Beginning of period	32,366,547		28,243,144

End of period	29,779,774		32,366,547

LKCM Equity Fund
	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	1,221,990	$27,628,704	3,761,309	$85,328,023
Shares issued to shareholders in reinvestment of distributions	344,143	7,485,106	610,212	14,126,415
Shares redeemed	(3,055,836)	(69,278,705)	(4,176,956)	(95,202,980)
Redemption fee		1,094		1,035

Net increase (decrease)	(1,489,703)	$(34,163,801)	194,565	$4,252,493

Shares Outstanding:
Beginning of period	14,630,258		14,435,693

End of period	13,140,555		14,630,258

LKCM Balanced Fund

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	412,913	$8,327,748	305,782	$6,086,579
Shares issued to shareholders in reinvestment of distributions	64,253	1,273,898	60,084	1,218,695
Shares redeemed	(321,117)	(6,567,767)	(324,088)	(6,475,021)
Redemption fee		1,726		160

Net increase	156,049	$3,035,605	41,778	$830,413

Shares Outstanding:
Beginning of period	1,842,011		1,800,233

End of period	1,998,060		1,842,011

LKCM Fixed Income Fund

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	1,816,505	$19,700,563	3,038,338	$33,371,642
Shares issued to shareholders in reinvestment of distributions	494,647	5,274,361	468,864	5,108,498
Shares redeemed	(3,952,618)	(42,364,956)	(3,194,984)	(35,048,778)
Redemption fee		15		60

Net increase (decrease)	(1,641,466)	$(17,390,017)	312,218	$3,431,422

Shares Outstanding:
Beginning of period	20,574,085		20,261,867

End of period	18,932,619		20,574,085

D.    Security Transactions:    Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2015 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
LKCM Small Cap Equity Fund	$—	$459,469,119	$—	$719,682,441
LKCM Small-Mid Cap Equity Fund	—	236,379,808	—	289,023,894
LKCM Equity Fund	—	39,090,179	—	73,816,683
LKCM Balanced Fund	—	7,228,462	—	5,753,449
LKCM Fixed Income Fund	28,412,627	37,403,686	22,250,000	62,100,811

E.    Tax Information:    At December 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

As of December 31, 2015, the components of accumulated earnings (losses) for income tax purposes were as follows:

	LKCM Small Cap Equity	LKCM Small-Mid Cap Equity	LKCM Equity	LKCM Balanced	LKCM Fixed Income
Cost of Investments	$467,296,190	$282,628,031	$195,729,719	$28,429,725	$199,640,121

Gross Unrealized Appreciation	$124,355,050	$57,370,140	$94,010,393	$10,874,339	$2,040,408
Gross Unrealized Depreciation	(13,480,630)	(7,877,012)	(8,505,642)	(512,338)	(4,550,038)

Net Unrealized Appreciation	$110,874,420	$49,493,128	$85,504,751	$10,362,001	$(2,509,630)

Undistributed Ordinary Income	$63,219	$—	$—	$84	$—
Undistributed Long-Term Capital Gain	—	—	—	3,214	—

Total Distributable Earnings	$63,219	$—	$—	$3,298	$—

Other Accumulated Losses	$—	$(1,145,602)	$(99,733)	$—	$(152,580)

Total Accumulated Gains (Losses)	$110,937,639	$48,347,526	$85,405,018	$10,365,299	$(2,662,210)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At December 31, 2015, the LKCM Small-Mid Cap Equity Fund, the LKCM Equity Fund and the LKCM Fixed Income Fund deferred, on a tax basis, post-October capital losses of $1,145,602, $99,733 and $152,580, respectively.

The tax components of dividends paid during the periods shown below were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Return of Capital	Long-Term Capital Gains
LKCM Small Cap Equity Fund	$272,438	$76,102,962	$—	$—	$113,214,627
LKCM Small-Mid Cap Equity Fund	—	22,188,977	—	—	9,716,281
LKCM Equity Fund	2,565,253	5,278,655	2,482,075	—	12,693,732
LKCM Balanced Fund	355,959	957,923	439,413	—	835,323
LKCM Fixed Income Fund	5,204,601	614,170	4,492,614	17,185	1,067,564

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax years ended December 31, 2015 and 2014. The Funds designated earnings and profits distributed to shareholders upon the redemption of shares during 2015 in determining undistributed net capital gains as of December 31, 2015.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2012 through December 31, 2015. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2015. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

F.    Recent Accounting Pronouncement:    In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

G.    Subsequent Events:    In preparing these financial statements, the Trust has evaluated events after December 31, 2015 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of LKCM Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of LKCM Funds (the “Funds”) comprising the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund, and LKCM Small-Mid Cap Equity Fund as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the LKCM Funds as of December 31, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin

February 19, 2016

LKCM FUNDS
ADDITIONAL INFORMATION
December 31, 2015

Availability of Proxy Voting Information:    A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling toll-free 1-800-688-LKCM or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-688-LKCM or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:    The Funds’ are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge upon request on the SEC’s website (http://www.sec.gov) and is also available by calling 1-800-688-LKCM. You can also review and copy the Funds’ Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

Information about the Funds’ Trustees and Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Trustees of the Funds is set forth below. The Statement of Additional Information includes additional information about the Funds’ Trustees and officers and is available, without charge, upon request by calling 1-800-688-LKCM.

Name, Address and Age	Position(s) Held with the Trust	Term of Office & Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Disinterested Trustees:
H. Kirk Downey 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1942	Chairman of the Board of Trustees Trustee	Since 2005 Since 1994	President and CEO, Texas Systems, LLC and CEO, Texas learning systems LLC since 1999 (education companies); Dean, M.J. Neeley School of Business, Texas Christian University Business School from 1987 to 1999.	8	AZZ Incorporated
Earle A. Shields, Jr. 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1920	Trustee	Since 1994	Consultant; formerly Consultant for NASDAQ Corp. and Vice President, Merrill Lynch & Co., Inc.	8	None
Richard J. Howell 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1942	Trustee Chairman of the Audit and Compliance Committee	Since 2005 Since 2008	CPA; Adjunct Faculty at SMU Cox School of Business from 2004 to 2009; Consulting Services, since 2002; Audit Partner, Arthur Andersen LLP from 1974 to 2002.	8	Red Robin Gourmet Burgers, Inc.
Larry J. Lockwood 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1953	Trustee	Since 2013	C.R. Williams Professor of Finance, Stan Block Endowed Chair in Finance, Department of Finance, Neeley School of Business, Texas Christian University since 1994.	8	None
Interested Trustees:
J. Luther King, Jr.(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1940	Trustee, President and Chief Executive Officer	Since 1994	Chairman, President and Director, Luther King Capital Management Corporation since 1979.	8	Tyler Technologies, Inc.
Steve R. Purvis(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1964	Trustee Vice President	Since 2013 Since 2000	Principal, Luther King Capital Management since 2004, Vice President and Portfolio Manager Luther King Capital Management since 1996.	8	AZZ Incorporated

(1)	Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.
(2)	Messrs. King and Purvis are each considered an “interested person” of the Trust (as defined in the 1940 Act) because of their affiliation with the Adviser.

Information about the Funds’ Trustees and Officers, Continued

Name, Address and Age	Position(s) Held with the Trust	Term of Office & Length of Time Served(1)	Principal Occupation During Past Five Years
Officers:
J. Luther King, Jr.(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1940	Trustee, President and Chief Executive Officer	Since 1994	Chairman, President and Director, Luther King Capital Management Corporation since 1979.
Steven R. Purvis(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1964	Trustee Vice President	Since 2013 Since 2000	Principal, Luther King Capital Management since 2004, Vice President and Portfolio Manager, Luther King Capital Management since 1996.
Paul W. Greenwell 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1950	Vice President	Since 1996	Principal, Luther King Capital Management since 1986, Vice President and Portfolio Manager, Luther King Capital Management since 1983.
Richard Lenart 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1966	Secretary and Treasurer	Since 2006	Luther King Capital Management since 2005.
Jacob D. Smith 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1974	Chief Financial Officer Chief Compliance Officer	Since 2010 Since 2006	Chief Financial Officer since 2010, General Counsel and Chief Compliance Officer, Luther King Capital Management since 2006. Principal, Luther King Capital Management since 2013.

(1)	Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.
(2)	Messrs. King and Purvis are each considered an “interested person” of the Trust (as defined in the 1940 Act) because of their affiliation with the Adviser.

(This page intentionally left blank.)

LKCM FUNDS

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of nonpublic personal information about our current and former shareholders. This privacy notice describes the policies and procedures we have implemented to protect the privacy of your nonpublic personal information as well as the sources through which we may obtain nonpublic personal information about you.

How We Protect Your Nonpublic Personal Information

Protecting your nonpublic personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your nonpublic personal information, such as your tax identification number, account and investment history, account numbers, account balances and nonpublic contact information, from unauthorized access. Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your nonpublic personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to outside firms, organizations or individuals except as authorized by you or your representatives or as required or permitted by law. We may disclose nonpublic personal information about you to nonaffiliated third parties, such as custodians, brokers, auditors, accountants, and systems and administrative service providers, in connection with the services we provide to you or on your behalf. When we provide nonpublic personal information about you to nonaffiliated third parties for these purposes, we expect them to safeguard your nonpublic personal information, use your nonpublic personal information only for the intended purposes and otherwise abide by applicable law.

How We Obtain Your Nonpublic Personal Information

We collect nonpublic personal information about you from various sources, including documents, new account applications and other information that you or your representatives, custodians, attorneys, accountants or similar parties provide to us, communications that we have with you or your representatives, custodians, attorneys, accountants or similar parties, and documents and other information related to your accounts or investment experience with us.

Please do not hesitate to contact Jacob D. Smith, our Chief Compliance Officer, if you have any questions regarding the measures we have implemented to protect the privacy of your nonpublic personal information.

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

LKCM FUNDS

P.O. Box 701

Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA, CIC	H. Kirk Downey	Larry J. Lockwood
Trustee, President	Chairman of the Board	Trustee

Paul W. Greenwell	Richard J. Howell	Richard Lenart
Vice President	Trustee	Secretary & Treasurer

Steven R. Purvis, CFA	Earle A. Shields, Jr.	Jacob D. Smith
Trustee, Vice President	Trustee	Chief Financial Officer
Chief Compliance Officer
Investment Adviser
Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102
Administrator, Transfer Agent, Dividend Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 E. Wells St., Suite 1400
Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

LKCM Aquinas Value Fund

LKCM Aquinas Growth Fund

LKCM Aquinas Small Cap Fund

Annual Report

December 31, 2015

Dear Fellow Shareholders:

We report the following performance information for the LKCM Aquinas Funds:

Funds	Inception Date	NAV @ 12/31/15	Net Expense Ratio*, **	Gross Expense Ratio**	One Year Total Return Ended 12/31/15	Five Year Average Annualized Return Ended 12/31/15	Ten Year Average Annualized Return Ended 12/31/15	Avg. Annual Total Return Since Incept.***
LKCM Aquinas Value Fund	7/11/05	$15.17	1.50%	1.50%	-3.28%	8.36%	6.27%	6.23%
Russell 1000 Value® Index(1)					-3.83%	11.27%	6.16%	6.21%
LKCM Aquinas Growth Fund	7/11/05	$16.52	1.50%	1.60%	2.19%	8.03%	5.32%	5.32%
Russell 1000 Growth® Index(2)					5.67%	13.53%	8.53%	8.62%
LKCM Aquinas Small Cap Fund	7/11/05	$6.11	1.50%	2.27%	-4.74%	6.24%	5.30%	5.42%
Russell 2000® Index(3)					-4.41%	9.19%	6.80%	6.71%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*	Luther King Capital Management Corporation, the Funds’ adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Fund to maintain designated expense ratios through April 30, 2016. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses. Investment performance reflects fee waivers, if any, in effect. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio. LKCM waived management fees and/or reimbursed expenses for each Fund, during the fiscal year ended December 31, 2015.
**	Expense ratios above are as of December 31, 2014, the Funds’ prior fiscal year end, as reported in the Funds’ current prospectus. Expense ratios reported for other periods in the financial highlights of this report for the Funds’ fiscal year ended December 31, 2015 may differ due to the inclusion of acquired fund fees and expenses.
***	On July 11, 2005, the Aquinas Funds merged into the LKCM Aquinas Funds. Due to the change in adviser and investment technique, performance is being quoted for the period after the merger.
(1)	The Russell 1000 Value® Index is an unmanaged index which measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.
(2)	The Russell 1000 Growth® Index is an unmanaged index which measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.
(3)	The Russell 2000® Index is an unmanaged index which measures the performance of the 2000 smallest companies in the Russell 3000® Index.

Note: These indices defined above are not available for direct investment and the index performance therefore does not include expenses.

2015 Review

2015 proved to be an unkind year for nearly all asset classes. Commodities were especially weak due to the downturn in global manufacturing activity, most notably in China. The story of global oversupply of crude oil is well known at this point. Technological innovation in shale oil production domestically and the unwillingness of the Organization of Petroleum Exporting Countries, or OPEC, to curtail production, in conjunction with a rising U.S. dollar, contributed to an approximate 31% decline in the price of West Texas Intermediate crude oil in 2015. This price decline occurred on the back of an approximate 46% decline in West Texas Intermediate crude oil in 2014. Domestic intermediate-term investment grade bond returns were slightly positive during the year, while domestic high yield bonds and emerging market bonds posted negative returns for 2015.

We believe that there were two key divergences within the domestic equity market during the year. First, growth stocks outpaced value stocks, which typically is characteristic of the mature stage of an equity market cycle. We believe it is common to see the equity market leadership narrow during this phase, as it did in 2015. Second, large capitalization stocks outperformed small capitalization stocks, as reflected by the Standard & Poor’s 500 Index, or S&P 500® Index, outperformance of the Russell 2000® Index. Thus, we believe the U.S. equity market in 2015 can best be characterized as one in which a narrow group of larger capitalization companies performed best. For example, if the market-capitalization weighted S&P 500® Index was instead equal weighted, the S&P 500® Index would have declined approximately 4.1%, not including dividends, for 2015, versus the 1.38% return posted by the S&P 500® Index during 2015.

In December 2015 the Federal Reserve raised the federal funds target interest rate 0.25% for the first time since June 2006, bringing to a close a seven-year chapter of zero percent interest rates. When the Federal Reserve raises interest rates, it is typically an important marker in the business cycle. In our view, the first such interest rate hike is often seen as conviction by the Federal Reserve that an economic expansion is intensifying. We believe capital markets generally are sanguine about the first couple of interest rate increases by the Federal Reserve. Historically, the tenor typically changes once inflation readings become sufficiently strong that capital markets perceive the Federal Reserve may quicken its pace of restricting monetary policy. We believe this often results in slowing economic growth, inflationary declines, and a resetting of the business cycle. We believe we are in the early stages of monetary policy normalization, and market expectations are for interest rates to rise gradually. If the Federal Reserve were to raise interest rates at each

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consecutive meeting in 2016, it would be a negative surprise to capital markets in our view. We believe such action would be concerning unless such steps were in response to significantly stronger economic data than current trend. Our forecast is for a very gradual rise in interest rates commensurate with very moderate inflation readings and modest real economic growth in 2016.

The Federal Reserve appears to be charting a new course this cycle. We believe the Federal Reserve most often raises interest rates in response to an uncomfortable pace of rising inflation. Inflation is generally a lagging economic indicator, meaning the Federal Reserve typically acts well after the economic growth is in full bloom. Given the lack of inflationary pressures we have seen to date, we believe the Federal Reserve is attempting to normalize monetary policy coincident with what it perceives could be increasing price pressures as domestic economic and labor economy slack appear to continue to decline.

2016 Outlook

At any given time, there are both structural and cyclical forces at work on the economy. Structural forces typically include trends in demographics, fiscal debt burdens, tax regimes, and pace of innovation. Cyclical forces generally are shorter-term in nature, such as changes in monetary or fiscal policy, inflation, and trade balances. We believe the sweet spot of economic growth occurs in periods when both structural and cyclical forces provide tailwinds; this occurred in Japan in the 1980s, the United States in the 1990s, and China in the 2000s. In our view, when structural and cyclical forces collide, cyclical forces often prevail for a period of time before structural forces again win the day. Structural forces weighed on the global economy in 2015. In our view, the repeated possibilities of a Greek exit from the European Union and the United Kingdom’s upcoming referendum on European Union membership are proxy battles for the structural challenges of a monetary union without a fiscal union. In China household consumption as a percentage of Gross Domestic Product (GDP) remains stagnant and well below the rate of developed economies and presents another structural headwind. Domestically, the United States is facing a continuous rise in the number of aging baby boomers and the corresponding strain that imposes on fiscal resources from entitlement programs. These are all examples of structural challenges that continue to weigh on key contributors to aggregate global GDP.

To ease these structural issues, governments have looked first to cyclical forces such as monetary policy. Unfortunately, we believe monetary policy has now achieved much of what it can in terms of bolstering economic growth and, globally, there appears to be scant room for interest rates to fall further. The remaining two forms of monetary transmission, supporting asset prices through quantitative easing and currency depreciation, are less effective in our view. There are inherent risks to both of these channels, including creating asset valuation bubbles and currency wars. Although structural challenges appear to impair potential economic growth rates around the globe, the growth path for the United States appears higher than for Japan or Europe where structural challenges seem greatest and economies appear less dynamic.

With cyclical tailwinds in the United States losing some of their intensity, we believe that domestic economic growth is again likely to remain muted in 2016, although stronger than in 2015. Consequently, we forecast corporate profit growth will resume in 2016 following a hiatus in 2015. Earnings within the Energy sector declined approximately 60% in 2015, which contributed to virtually no corporate earnings growth for the S&P 500® Index during 2015. Although we anticipate earnings in the Energy sector will decline again this year in aggregate, the sector now represents only approximately 3.8% of S&P 500® Index earnings, down from approximately 11.7% in the summer of 2014. We believe corporate profits, as measured by S&P 500® Index earnings, should grow 4-6% for 2016 with the negative impact of a strong U.S. dollar on firms’ income statements being less in 2016. Overall, we think corporate balance sheets remain healthy with near record levels of cash and reasonable debt burdens. Interest rates for lower quality balance sheets have risen recently, influenced in part by deterioration in the prospects for select energy companies. While we believe this phenomenon has been largely contained to the Energy sector, we remain vigilant with regard to rising credit spreads outside of the Energy sector, as credit spreads are often harbingers of future economic stress.

Although the equity market displayed characteristics of a mature equity market in 2015, our forecast is for the current bull market to remain in place. We note, however, that real GDP growth has been sub-par during this expansion, averaging just approximately 1.8% annually compared with approximately 4.2% for previous expansions since 1960. We think the longevity of this economic cycle and accompanying bull market in equities is consistent with a benign inflation outlook. The two shortest economic cycles since 1960 both began in the highly inflationary 1970s. If our forecast for modest inflation is accurate, then we believe it is reasonable to expect that this current economic cycle has multiple years remaining to grow. Unfortunately, history teaches that when economic growth is less robust, capital market volatility is typically higher. Finally, there always remains the possibility of significant exogenous events such as terrorist acts, an expanding Middle Eastern conflict, or escalating tensions on the Korean Peninsula or Crimea. These events are impossible to predict in scope or magnitude, but any of which could negatively impact our forecast.

In our view, the base case for 2016 is that investors must continue to adjust to a lower expected return environment, as slow growth and deflationary pressures are the result of structural forces rather than simply residue from the financial crisis. We are likely to witness the continued struggle between governments’ need to address long-run structural issues and mollifying current issues of the day such as preventing deflation and propping-up job growth. As we enter a Presidential election year, it is a reminder of our view that simulative fiscal policy has largely been absent in recent years and always possesses the promise to be a catalyst for growth in the future.

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LKCM Aquinas Value Fund

The LKCM Aquinas Value Fund declined 3.28% for the year ended December 31, 2015, outpacing the Fund’s benchmark, the Russell 1000® Value Index, which declined 3.83% for the year. During the year the Fund’s performance benefited from strong stock selection, which was somewhat offset by sector allocation decisions for the Fund. The Fund’s overweight position in the Industrials sector benefitted the Fund’s relative performance, along with its underweight positions in the Energy and Utilities sectors. The Fund’s relative performance was negatively impacted by overweight positions in the Consumer Discretionary and Materials sectors and an underweight position in the Healthcare sector. The Fund’s underweight position in the Healthcare sector was primarily the result of the Fund’s Catholic values investing mandate, which limits the Fund’s ability to invest in a number of companies in this sector. Stock selection in the Information Technology, Industrials, and Consumer Staples sectors helped the Fund’s relative results during the year, which was offset somewhat by stock selection in the Consumer Discretionary sector.

Entering 2016, we believe the Fund is well positioned with a strong emphasis on companies that we believe have solid balance sheets and are reasonably valued relative to their earnings growth rates, which we believe can provide an opportunity to add value for the Fund and its shareholders in the upcoming year. We continue to emphasize holdings in which we believe that continued dividend increases or share buybacks during 2016 are probable.

LKCM Aquinas Small Cap Fund

The LKCM Aquinas Small Cap Fund declined 4.74% for the year ended December 31, 2015 against the 4.41% decline for the Fund’s benchmark, the Russell 2000® Index. Stock selection was solid in the Energy and Information Technology sectors relative to the benchmark, while the Fund experienced relative weakness in stock selection in the Healthcare sector. The Fund benefited from overweight positions in the Healthcare and Information Technology sectors relative to the benchmark, while the Fund’s overweight position in the Industrials sector detracted from relative performance. During the year, two of the Fund’s portfolio companies were acquired at significant premiums to the Fund’s cost basis in those companies. As a core manager that focuses on high quality companies that meet our stringent investment criteria, we continue to have the Fund tilted towards growth companies as we believe this area provides the most attractive investment opportunities for the Fund in the current market environment.

LKCM Aquinas Growth Fund

The LKCM Aquinas Growth Fund returned 2.19% for the year ended December 31, 2015 compared to the 5.67% return for the Fund’s benchmark, the Russell 1000® Growth Index. The Fund’s underweight position in the Materials sector benefited the Fund’s relative performance, but was offset by the Fund’s overweight position in the Energy sector. Stock selection in the Consumer Discretionary and Industrials sectors benefited the Fund’s relative performance, which was offset by weakness in stock selection in the Consumer Staples, Financials Healthcare and Information Technology sectors. We remain committed to our investment strategy and stock selection process for the Fund and believe we have the Fund well-positioned for the upcoming year.

J. Luther King, Jr., CFA, CIC

February 1, 2016

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The information provided herein represents the opinion of J. Luther King, Jr., CFA, CIC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 11-15 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk. Principal loss is possible. Past performance is not a guarantee of future results. Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average. These risks are discussed in the Funds’ summary and statutory prospectuses. Since the Funds practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishop’s Socially Responsible Investing Guidelines, the Funds may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.

Earnings growth is not a measure of future performance.

The Standard & Poor’s 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally representative of the performance of large capitalization companies in the U.S. stock market. One cannot invest directly in an index.

Spread is the percentage point difference between yields of various classes of bonds compared to treasury bonds.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

5

PERFORMANCE:

The following information illustrates the historical performance of LKCM Aquinas Value Fund as of December 31, 2015 compared to the Fund’s benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2015)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM Aquinas Value Fund	-3.28%	8.36%	6.27%	6.23%
Russell 1000® Value Index	-3.83%	11.27%	6.16%	6.21%
Lipper Large-Cap Value Funds Index	-3.65%	10.07%	5.71%	6.00%
(1)	Annualized.
(2)	The assets of the Aquinas Value Fund were acquired by the LKCM Aquinas Value Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM AQUINAS VALUE FUND

(for the ten years ended December 31, 2015)

The Russell 1000® Value Index is an unmanaged index consisting of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

The Lipper Large-Cap Value Funds Index is an index of large cap value mutual funds tracked by Lipper, Inc.

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PERFORMANCE:

The following information illustrates the historical performance of LKCM Aquinas Growth Fund as of December 31, 2015 compared to the Fund’s benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2015)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM Aquinas Growth Fund	2.19%	8.03%	5.32%	5.32%
Russell 1000® Growth Index	5.67%	13.53%	8.53%	8.62%
Lipper Large-Cap Growth Funds Index	5.61%	12.17%	7.17%	7.71%
(1)	Annualized.
(2)	The assets of the Aquinas Growth Fund were acquired by the LKCM Aquinas Growth Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM AQUINAS GROWTH FUND

(for the ten years ended December 31, 2015)

The Russell 1000® Growth Index consists of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

The Lipper Large-Cap Growth Funds Index is an index of large cap growth mutual funds tracked by Lipper, Inc.

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PERFORMANCE:

The following information illustrates the historical performance of LKCM Aquinas Small Cap Fund as of December 31, 2015 compared to the Fund’s benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2015)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM Aquinas Small Cap Fund	-4.74%	6.24%	5.30%	5.42%
Russell 2000® Index	-4.41%	9.19%	6.80%	6.71%
Lipper Small-Cap Core Funds Index	-4.23%	8.64%	6.69%	7.13%
(1)	Annualized.
(2)	The assets of the Aquinas Small Cap Fund were acquired by the LKCM Aquinas Small Cap Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM AQUINAS SMALL CAP FUND

(for the ten years ended December 31, 2015)

The Russell 2000® Index is an unmanaged index consisting of the 2,000 smallest companies in the Russell 3000® Index.

The Lipper Small-Cap Core Funds Index is an index of small cap core mutual funds tracked by Lipper, Inc.

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LKCM Aquinas Funds Expense Example — December 31, 2015

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/15 - 12/31/15).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Aquinas Value, Aquinas Growth and Aquinas Small Cap Funds within 30 days of purchase, unless otherwise determined by the Funds in their discretion. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Aquinas Value Fund
	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 – 12/31/15
Actual . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,000.00	$938.80	$7.33
Hypothetical (5% return before expense) . . . . . .	$1,000.00	$1,017.64	$7.63

*	Expenses are equal to the Fund's annualized net expense ratio of 1.50%, multiplied by the average account value over the period,
multiplied	by 184/365 to reflect the one-half year period.

	LKCM Aquinas Growth Fund
	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 – 12/31/15
Actual . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,000.00	$991.40	$7.53
Hypothetical (5% return before expense) . . . . . .	$1,000.00	$1,017.64	$7.63

*	Expenses are equal to the Fund's annualized net expense ratio of 1.50%, multiplied by the average account value over the period,
multiplied	by 184/365 to reflect the one-half year period.

	LKCM Aquinas Small Cap Fund
	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 – 12/31/15
Actual . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,000.00	$886.60	$7.13
Hypothetical (5% return before expense) . . . . . .	$1,000.00	$1,017.64	$7.63

*	Expenses are equal to the Fund's annualized net expense ratio of 1.50%, multiplied by the average account value over the period,
multiplied	by 184/365 to reflect the one-half year period.

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ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Aquinas Funds — December 31, 2015

Percentages represent market value as a percentage of total investments.

LKCM Aquinas Value Fund

LKCM Aquinas Small Cap Fund

LKCM Aquinas Growth Fund

10

LKCM AQUINAS VALUE FUND
SCHEDULE OF INVESTMENTS
December 31, 2015

COMMON STOCKS - 95.2%	Shares	Value
Aerospace & Defense - 3.5%
Honeywell International Inc.	15,000	$1,553,550

Auto Components - 3.6%
The Goodyear Tire & Rubber Company	50,000	1,633,500

Banks - 11.8%
BOK Financial Corporation	17,500	1,046,325
Cullen/Frost Bankers, Inc.	15,000	900,000
SunTrust Banks, Inc.	40,000	1,713,600
Zions Bancorporation	60,000	1,638,000

		5,297,925

Beverages - 4.5%
The Coca-Cola Company	17,500	751,800
PepsiCo, Inc.	12,500	1,249,000

		2,000,800

Chemicals - 1.6%
Monsanto Company	7,500	738,900

Commercial Services & Supplies - 1.5%
Copart, Inc. (a)	17,500	665,175

Construction Materials - 3.8%
Martin Marietta Materials, Inc.	12,500	1,707,250

Diversified Financials - 3.7%
JPMorgan Chase & Co.	25,000	1,650,750

Electrical Equipment & Instruments - 3.4%
Roper Technologies, Inc.	8,000	1,518,320

Electronic Equipment & Instruments - 0.2%
Trimble Navigation Limited (a)	5,000	107,250

Energy Equipment & Services - 1.3%
Schlumberger Limited (b)	8,400	585,900

Food & Drug Retailing - 3.8%
CVS Health Corporation	17,500	1,710,975

Food Products - 4.5%
The Kraft Heinz Company	9,700	705,772
Mondelez International Inc. - Class A	29,700	1,331,748

		2,037,520

Health Care Equipment & Supplies - 5.1%
DENTSPLY International Inc.	20,000	1,217,000
Medtronic, PLC (b)	14,200	1,092,264

		2,309,264

Household Durables - 2.5%
Whirlpool Corporation	7,500	1,101,525

Insurance - 6.7%
MetLife, Inc.	33,000	1,590,930
Prudential Financial, Inc.	17,500	1,424,675

		3,015,605

Internet Software & Services - 7.9%
Akamai Technologies, Inc. (a)	20,000	1,052,600
Alphabet, Inc. - Class A (a)	1,400	1,089,214
Sabre Corporation	50,000	1,398,500

		3,540,314

COMMON STOCKS	Shares	Value
IT Consulting & Services - 2.2%
PayPal Holdings, Inc. (a)	27,500	$995,500

Machinery - 6.0%
Barnes Group Inc.	30,000	1,061,700
Danaher Corporation	17,500	1,625,400

		2,687,100

Multiline Retail - 1.9%
Kohl's Corporation	18,000	857,340

Oil & Gas & Consumable Fuels - 3.9%
Cabot Oil & Gas Corporation	30,000	530,700
ConocoPhillips	11,000	513,590
Exxon Mobil Corporation	4,000	311,800
Gulfport Energy Corporation (a)	15,000	368,550

		1,724,640

Professional Services - 1.9%
Verisk Analytics, Inc. (a)	11,000	845,680

Software - 3.8%
Adobe Systems Incorporated (a)	18,000	1,690,920

Specialty Retail - 6.1%
The Home Depot, Inc.	8,500	1,124,125
Party City Holdco Inc. (a)	55,000	710,050
Tiffany & Co.	12,000	915,480

		2,749,655

TOTAL COMMON STOCKS
(Cost $26,282,002)		42,725,358

SHORT-TERM INVESTMENTS - 5.0%
Money Market Funds (c) - 5.0%
Dreyfus Government Cash Management Fund - Institutional Shares, 0.01%	933,960	933,960
Federated Government Obligations Fund - Institutional Shares, 0.01%	1,300,853	1,300,853

		2,234,813

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,234,813)		2,234,813

Total Investments - 100.2%
(Cost $28,516,815)		44,960,171
Liabilities in Excess of Other Assets - (0.2)%		(92,181)

TOTAL NET ASSETS - 100.0%		$44,867,990

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by asset class and industry pursuant to the Global Industry Classification Standard (GICS®) which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

11

LKCM AQUINAS GROWTH FUND
SCHEDULE OF INVESTMENTS
December 31, 2015

COMMON STOCKS - 97.7%	Shares	Value
Aerospace & Defense - 3.0%
Honeywell International Inc.	7,675	$794,900

Banks - 1.1%
Cullen/Frost Bankers, Inc.	3,000	180,000
Texas Capital Bancshares, Inc. (a)	2,000	98,840

		278,840

Beverages - 1.6%
The Coca-Cola Company	10,000	429,600

Biotechnology - 2.0%
Amgen Inc.	3,275	531,631

Building Products - 1.3%
Masco Corporation	12,000	339,600

Chemicals - 0.9%
FMC Corporation	6,000	234,780

Computers & Peripherals - 7.1%
Apple Inc.	10,500	1,105,230
EMC Corporation	30,000	770,400

		1,875,630

Consumer Finance - 2.3%
American Express Company	8,750	608,562

Containers & Packaging - 1.2%
Ball Corporation	4,250	309,103

Diversified Telecommunication Services - 1.1%
AT&T Inc.	8,250	283,882

Electrical Equipment & Instruments - 4.3%
Roper Technologies, Inc.	6,000	1,138,740

Electronic Equipment & Instruments - 3.8%
National Instruments Corporation	18,000	516,420
Trimble Navigation Limited (a)	22,000	471,900

		988,320

Food & Drug Retailing - 3.5%
CVS Health Corporation	9,375	916,594

Health Care Equipment & Supplies - 1.8%
Medtronic, PLC (b)	6,000	461,520

Health Care Providers & Services - 1.0%
Express Scripts Holding Co (a)	3,000	262,230

Hotels, Restaurants & Leisure - 2.4%
Yum! Brands, Inc.	8,800	642,840

Household Durables - 1.1%
Whirlpool Corporation	2,000	293,740

Household Products - 4.0%
Colgate-Palmolive Company	12,000	799,440
The Procter & Gamble Company	3,000	238,230

		1,037,670

Internet Catalog & Retail - 4.9%
Amazon.com, Inc. (a)	1,900	1,284,191

Internet Software & Services - 13.6%
Akamai Technologies, Inc. (a)	15,000	789,450
Alphabet, Inc. - Class A (a)	1,000	778,010

COMMON STOCKS	Shares	Value
Internet Software & Services - 13.6%, Continued
Alphabet, Inc. - Class C (a)	1,002	$760,398
Facebook, Inc. - Class A (a)	12,000	1,255,920

		3,583,778

IT Consulting & Services - 2.7%
PayPal Holdings, Inc. (a)	10,000	362,000
Visa Inc. - Class A	4,500	348,975

		710,975

Machinery - 3.9%
Danaher Corporation	11,000	1,021,680

Media - 1.8%
The Walt Disney Company	4,500	472,860

Oil & Gas & Consumable Fuels - 1.0%
Cabot Oil & Gas Corporation	15,000	265,350

Personal Products - 1.3%
The Estee Lauder Companies Inc. - Class A	4,000	352,240

Pharmaceuticals - 1.8%
Zoetis Inc	10,000	479,200

Real Estate Investment Trusts - 1.8%
American Tower Corporation	5,000	484,750

Software - 6.3%
ACI Worldwide, Inc. (a)	24,000	513,600
Manhattan Associates, Inc. (a)	6,000	397,020
Microsoft Corporation	13,625	755,915

		1,666,535

Specialty Retail - 9.9%
The Home Depot, Inc.	6,000	793,500
O'Reilly Automotive, Inc. (a)	3,000	760,260
Tractor Supply Company	8,000	684,000
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	2,000	370,000

		2,607,760

Textiles, Apparel & Luxury Goods - 5.2%
NIKE, Inc. - Class B	12,000	750,000
V.F. Corporation	10,000	622,500

		1,372,500

TOTAL COMMON STOCKS
(Cost $15,571,144)		25,730,001

The accompanying notes are an integral part of these financial statements.

12

LKCM AQUINAS GROWTH FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2015

SHORT-TERM INVESTMENTS - 2.6%	Shares	Value
Money Market Funds (c) - 2.6%
Dreyfus Government Cash Management Fund - Institutional Shares, 0.01%	86,991	$86,991
Federated Government Obligations Fund - Institutional Shares, 0.01%	600,681	600,681

		687,672

TOTAL SHORT-TERM INVESTMENTS
(Cost $687,672)		687,672

Total Investments - 100.3%
(Cost $16,258,816)		26,417,673
Liabilities in Excess of Other Assets - (0.3)%		(81,870)

TOTAL NET ASSETS - 100.0%		$26,335,803

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by asset class and industry pursuant to the Global Industry Classification Standard (GICS®) which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

13

LKCM AQUINAS SMALL CAP FUND
SCHEDULE OF INVESTMENTS
December 31, 2015

COMMON STOCKS - 96.2%	Shares	Value
Aerospace & Defense - 1.1%
Hexcel Corporation	1,565	$72,694

Auto Components - 0.1%
Asbury Automotive Group Inc. (a)	55	3,709

Automobiles - 2.2%
Lithia Motors, Inc. - Class A	1,305	139,204

Banks - 9.4%
BancorpSouth, Inc.	4,183	100,350
Bank of the Ozarks, Inc.	2,425	119,941
Columbia Banking System, Inc.	3,470	112,810
Hanmi Financial Corporation	3,575	84,799
PrivateBancorp, Inc.	2,405	98,653
Texas Capital Bancshares, Inc. (a)	1,610	79,566

		596,119

Biotechnology - 4.3%
Charles River Laboratories International, Inc. (a)	1,475	118,575
EXACT Sciences Corporation (a)	5,715	52,749
Neogen Corporation (a)	1,840	103,997

		275,321

Building Products - 2.2%
Apogee Enterprises, Inc.	1,420	61,784
PGT, Inc. (a)	6,879	78,352

		140,136

Capital Markets - 0.9%
BGC Partners Inc - Class A	5,675	55,672

Commercial Services & Supplies - 4.0%
Healthcare Services Group, Inc.	4,150	144,710
Multi-Color Corporation	280	16,747
Ritchie Bros. Auctioneers Incorporated (b)	3,935	94,873

		256,330

Communications Equipment - 2.4%
Ciena Corporation (a)	2,300	47,587
Infinera Corporation (a)	5,975	108,267

		155,854

Construction & Engineering - 0.7%
MasTec Inc. (a)	2,460	42,755

Construction Materials - 1.2%
Headwaters Incorporated (a)	4,130	69,673
Summit Materials, Inc. - Class A (a)	356	7,126

		76,799

Diversified Financials - 1.3%
HFF, Inc. - Class A	2,675	83,112

Electronic Equipment & Instruments - 0.4%
Belden Inc.	510	24,317

Food & Staples Retailing - 0.5%
Sprouts Farmers Market Inc. (a)	1,275	33,902

COMMON STOCKS	Shares	Value
Food Products - 3.4%
Post Holdings Inc. (a)	1,910	$117,847
TreeHouse Foods, Inc. (a)	1,295	101,606

		219,453

Health Care Equipment & Supplies - 8.2%
Cantel Medical Corp.	1,675	104,085
Cynosure, Inc. - Class A (a)	2,815	125,746
LDR Holding Corporation (a)	3,395	85,248
PRA Health Sciences, Inc. (a)	1,160	52,513
VWR Corporation (a)	5,405	153,016

		520,608

Health Care Providers & Services - 3.3%
Aceto Corporation	3,880	104,683
Omnicell, Inc. (a)	2,505	77,855
Team Health Holdings, Inc. (a)	625	27,431

		209,969

Hotels, Restaurants & Leisure - 2.3%
La Quinta Holdings Inc (a)	2,305	31,371
Popeyes Louisiana Kitchen, Inc. (a)	1,415	82,778
Zoe's Kitchen Inc (a)	1,050	29,379

		143,528

Internet Software & Services - 8.5%
Criteo SA - ADR (a) (b)	2,570	101,772
Demandware Inc. (a)	1,295	69,891
Euronet Worldwide, Inc. (a)	2,150	155,724
LogMeIn, Inc. (a)	1,465	98,302
SPS Commerce, Inc. (a)	1,650	115,847

		541,536

Leisure Equipment & Products - 2.0%
Pool Corporation	1,605	129,652

Machinery - 1.0%
Barnes Group Inc.	1,850	65,471

Media - 1.7%
The E.W. Scripps Company - Class A	5,750	109,250

Multiline Retail - 1.2%
Burlington Stores, Inc. (a)	1,735	74,432

Oil & Gas & Consumable Fuels - 2.3%
Diamondback Energy Inc. (a)	145	9,701
Memorial Resource Development Corp. (a)	3,935	63,550
PDC Energy, Inc. (a)	885	47,241
Synergy Resources Corporation (a)	3,175	27,051

		147,543

Paper & Forest Products - 1.4%
KapStone Paper and Packaging Corporation	3,815	86,181

Pharmaceuticals - 3.8%
Akorn, Inc. (a)	3,756	140,136
Cambrex Corp. (a)	2,150	101,244

		241,380

The accompanying notes are an integral part of these financial statements.

14

LKCM AQUINAS SMALL CAP FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2015

COMMON STOCKS	Shares	Value
Professional Services - 2.4%
The Advisory Board Company (a)	1,750	$86,818
FTI Consulting, Inc. (a)	1,885	65,334

		152,152

Real Estate Investment Trusts - 7.3%
CubeSmart	3,520	107,782
Kennedy-Wilson Holdings Inc.	3,455	83,196
LaSalle Hotel Properties	2,250	56,610
Sovran Self Storage, Inc.	1,355	145,405
Stag Industrial, Inc.	3,835	70,756

		463,749

Semiconductor Equipment & Products - 1.5%
Rambus Inc. (a)	8,060	93,415

Software - 9.4%
ACI Worldwide, Inc. (a)	6,120	130,968
Callidus Software, Inc. (a)	4,170	77,437
Fair Isaac Corporation	1,475	138,916
Guidewire Software Inc. (a)	1,030	61,965
Manhattan Associates, Inc. (a)	1,460	96,608
Proofpoint, Inc. (a)	1,435	93,289

		599,183

Specialty Retail - 1.8%
Monro Muffler Brake, Inc.	1,710	113,236

Thrifts & Mortgage Finance - 1.9%
Home Bancshares Inc.	2,950	119,534

Trading Companies & Distributors - 2.1%
Watsco, Inc.	1,130	132,357

TOTAL COMMON STOCKS
(Cost $5,124,580)		6,118,553

SHORT-TERM INVESTMENTS - 3.8%	Shares	Value
Money Market Funds (c) - 3.8%
Dreyfus Government Cash Management Fund - Institutional Shares, 0.01%	91,316	$91,316
Federated Government Obligations Fund - Institutional Shares, 0.01%	151,630	151,630

		242,946

TOTAL SHORT-TERM INVESTMENTS
(Cost $242,946)		242,946

Total Investments - 100.0%
(Cost $5,367,526)		6,361,499
Other Assets in Excess of Liabilities - 0.0%		3,103

TOTAL NET ASSETS - 100.0%		$6,364,602

ADR American Depository Receipt.

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by asset class and industry pursuant to the Global Industry Classification Standard (GICS®) which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

15

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

	LKCM Aquinas Value Fund	LKCM Aquinas Growth Fund	LKCM Aquinas Small Cap Fund

Assets:
Investments, at value*	$44,960,171	$26,417,673	$6,361,499
Receivable for Fund shares sold	62,816	4,982	9,763
Dividends and interest receivable	37,697	15,801	3,945
Other assets	13,658	11,708	12,124

Total assets	45,074,342	26,450,164	6,387,331

Liabilities:
Payable for investment advisory fees (Note B)	96,325	49,797	47
Payable for distribution expense (Note B)	61,711	37,633	4,971
Payable for Fund shares redeemed	13,895	103	34
Payable for accounting and transfer agent fees and expenses	11,648	10,416	7,295
Payable for reports to shareholders	13,331	4,161	994
Payable for administrative fees	6,901	4,742	3,412
Payable for custody fees and expenses	1,099	1,003	1,340
Accrued expenses and other liabilities	1,442	6,506	4,636

Total liabilities	206,352	114,361	22,729

Net Assets	$44,867,990	$26,335,803	$6,364,602

Net Assets Consist of:
Paid in capital	$28,617,960	$16,035,772	$5,394,560
Accumulated net investment income	6,270	—	—
Accumulated net realized gain on securities	(199,596)	141,174	(23,931)
Net unrealized appreciation on investments	16,443,356	10,158,857	993,973

Net Assets	$44,867,990	$26,335,803	$6,364,602

Net Assets	$44,867,990	$26,335,803	$6,364,602
Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	2,957,210	1,593,949	1,042,328
Net asset value per share (offering and redemption price)	$15.17	$16.52	$6.11

* Cost of Investments	$28,516,815	$16,258,816	$5,367,526

The accompanying notes are an integral part of these financial statements.

16

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015

	LKCM Aquinas Value Fund	LKCM Aquinas Growth Fund	LKCM Aquinas Small Cap Fund

Investment Income:
Dividends*	$842,174	$355,982	$76,739
Interest	128	84	38

Total income	842,302	356,066	76,777

Expenses:
Investment advisory fees (Note B)	447,834	263,038	73,961
Distribution expense (Note B)	124,398	73,066	18,490
Accounting and transfer agent fees and expenses	70,279	61,013	42,758
Administrative fees	42,522	27,705	19,775
Federal and state registration	25,152	21,954	16,657
Reports to shareholders	18,701	10,967	2,808
Professional fees	12,882	8,981	5,066
Trustees’ fees	8,280	5,072	1,570
Custody fees and expenses	6,382	5,957	8,514
Other	13,558	7,776	1,896

Total expenses	769,988	485,529	191,495
Less, expense waiver and/or reimbursement (Note B)	(23,599)	(47,134)	(80,554)

Net expenses	746,389	438,395	110,941

Net investment income (loss)	95,913	(82,329)	(34,164)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	2,840,203	1,882,599	301,906
Net change in unrealized appreciation/depreciation on investments	(4,331,225)	(1,010,548)	(601,687)

Net realized and unrealized gain (loss) on investments	(1,491,022)	872,051	(299,781)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,395,109)	$789,722	$(333,945)

* Net of foreign taxes withheld	$—	$—	$268

The accompanying notes are an integral part of these financial statements.

17

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Aquinas Value Fund		LKCM Aquinas Growth Fund

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations:
Net investment income (loss)	$95,913	$558,967	$(82,329)	$(154,305)
Net realized gain on investments	2,840,203	4,786,797	1,882,599	6,691,524
Net change in unrealized appreciation/depreciation on investments	(4,331,225)	(3,575,491)	(1,010,548)	(6,149,001)

Net increase (decrease) in net assets resulting from operations	(1,395,109)	1,770,273	789,722	388,218

Dividends and Distributions to Shareholders:
Net investment income	(100,679)	(547,931)	—	—
Net realized gain on investments	(3,123,858)	(4,148,241)	(1,641,652)	(6,673,458)

	(3,224,537)	(4,696,172)	(1,641,652)	(6,673,458)

Net decrease in net assets resulting from Fund share transactions (Note C)	(3,164,344)	(3,482,797)	(3,895,863)	(6,567,812)

Total decrease in net assets	(7,783,990)	(6,408,696)	(4,747,793)	(12,853,052)

Net Assets:
Beginning of period	52,651,980	59,060,676	31,083,596	43,936,648

End of period*	$44,867,990	$52,651,980	$26,335,803	$31,083,596

* Including accumulated net investment income of	$6,270	$11,036	$—	$—

The accompanying notes are an integral part of these financial statements.

18

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Aquinas Small Cap Fund

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations:
Net investment loss	$(34,164)	$(104,580)
Net realized gain on investments	301,906	1,754,393
Net change in unrealized appreciation/depreciation on investments	(601,687)	(2,448,267)

Net decrease in net assets resulting from operations	(333,945)	(798,454)

Dividends and Distributions to Shareholders:
Net realized gain on investments	(1,106,020)	(1,153,966)

Net increase (decrease) in net assets resulting from Fund share transactions (Note C)	375,658	(5,292,103)

Total decrease in net assets	(1,064,307)	(7,244,523)

Net Assets:
Beginning of period	7,428,909	14,673,432

End of period	$6,364,602	$7,428,909

The accompanying notes are an integral part of these financial statements.

19

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Aquinas Value Fund

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value – Beginning of Period	$16.87	$17.99	$14.18	$12.72	$12.68

Net investment income	0.03	0.17 (2)	0.04 (1)	0.07 (1)	0.02 (1)
Net realized and unrealized gain (loss) on investments	(0.56)	0.34	4.72	1.46	0.04

Total from investment operations	(0.53)	0.51	4.76	1.53	0.06

Dividends from net investment income	(0.04)	(0.19)	(0.04)	(0.07)	(0.02)
Distributions from net realized gains	(1.13)	(1.44)	(0.91)	—	—

Total dividends and distributions	(1.17)	(1.63)	(0.95)	(0.07)	(0.02)

Net Asset Value – End of Period	$15.17	$16.87	$17.99	$14.18	$12.72

Total Return	-3.28%	2.73%	33.60%	12.01%	0.46%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$44,868	$52,652	$59,061	$46,902	$42,056
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.55%	1.49%	1.52%	1.54%	1.55%
After expense waiver and/or reimbursement	1.50%	1.49%	1.50%	1.50%	1.50%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.14%	0.95%	0.21%	0.44%	0.11%
After expense waiver and/or reimbursement	0.19%	0.95%	0.23%	0.48%	0.16%
Portfolio turnover rate	11%	23%	9%	28%	29%

(1)	Net investment income per share is calculated using the ending balance of accumulated net investment income prior to considerations of adjustments for permanent book and tax differences.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

	LKCM Aquinas Growth Fund

	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net Asset Value – Beginning of Period	$17.21		$21.44		$18.53		$16.86		$16.61

Net investment loss	(0.05	)(1)	(0.09	)(1)	(0.13	)(2)	(0.07	)(1)	(0.10	)(1)
Net realized and unrealized gain on investments	0.45		0.43		5.07		1.84		0.35

Total from investment operations	0.40		0.34		4.94		1.77		0.25

Distributions from net realized gains	(1.09)		(4.57)		(2.03)		(0.10)		—

Net Asset Value – End of Period	$16.52		$17.21		$21.44		$18.53		$16.86

Total Return	2.19%		1.25%		26.74%		10.52%		1.51%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$26,336		$31,084		$43,937		$35,315		$33,698
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.66%		1.60%		1.58%		1.58%		1.60%
After expense waiver and/or reimbursement	1.50%		1.50%		1.50%		1.50%		1.50%
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(0.44)%		(0.51)%		(0.69)%		(0.44)%		(0.71)%
After expense waiver and/or reimbursement	(0.28)%		(0.41)%		(0.61)%		(0.36)%		(0.61)%
Portfolio turnover rate	21%		30%		44%		42%		50%

(1)	Net investment loss per share is calculated using the ending balance of accumulated net investment loss prior to considerations of adjustments for permanent book and tax differences.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Aquinas Small Cap Fund

	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net Asset Value – Beginning of Period	$7.66		$9.39		$7.34		$7.35		$7.07

Net investment loss	(0.04	)(2)	(0.07	)(2)	(0.07	)(1)	(0.00	)(1)(3)	(0.06	)(1)
Net realized and unrealized gain (loss) on investments	(0.30)		(0.33)		2.45		0.59		0.34

Total from investment operations	(0.34)		(0.40)		2.38		0.59		0.28

Distributions from net realized gains	(1.21)		(1.33)		(0.33)		(0.60)		—

Net Asset Value – End of Period	$6.11		$7.66		$9.39		$7.34		$7.35

Total Return	-4.74%		-4.54%		32.41%		8.16%		3.96%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$6,365		$7,429		$14,673		$11,684		$11,037
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	2.59%		2.27%		2.25%		2.32%		2.44%
After expense waiver and/or reimbursement	1.50%		1.50%		1.50%		1.50%		1.50%
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(1.55)%		(1.55)%		(1.54)%		(0.84)%		(1.81)%
After expense waiver and/or reimbursement	(0.46)%		(0.78)%		(0.79)%		(0.02)%		(0.87)%
Portfolio turnover rate	72%		66%		60%		82%		70%

(1)	Net investment loss per share is calculated using the ending balance of accumulated net investment loss prior to considerations of adjustments for permanent book and tax differences.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)	Less than $(0.005).

The accompanying notes are an integral part of these financial statements.

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LKCM FUNDS
NOTES TO THE FINANCIAL STATEMENTS

A.    Organization and Significant Accounting Policies:    LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on February 10, 1994 and consists of eight diversified series, three of which are presented herein and include the LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund and LKCM Aquinas Small Cap Fund (collectively, the “Funds”), the assets of which are invested in separate, independently managed portfolios. On July 11, 2005, the Funds acquired the assets and assumed the liabilities of the Aquinas Funds. The Funds are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days, unless otherwise determined by the Funds in their discretion.

The LKCM Aquinas Value Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process. The LKCM Aquinas Value Fund seeks to achieve its investment objective by investing under normal circumstances in equity securities of companies that Luther King Capital Management Corporation (the “Adviser”) believes to be undervalued relative to a company’s earnings. The LKCM Aquinas Growth Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process. The LKCM Aquinas Growth Fund seeks to achieve its investment objective by investing under normal circumstances in equity securities of companies that the Adviser believes generally have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, and/or potential for above-average capital appreciation. The LKCM Aquinas Small Cap Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process. The LKCM Aquinas Small Cap Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in equity securities of smaller companies (those with market capitalizations at the time of investment between $600 million and $4.5 billion) that the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation.

The Funds practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishops’ Socially Responsible Investing Guidelines (the “Guidelines”). Each Fund’s investment approach incorporates the Guidelines through a combination of screening portfolio companies based on criteria set forth in the Guidelines, dialogue with companies whose policies and practices may conflict with the Guidelines, and/or potentially excluding from each Fund’s portfolio the securities of those companies that are unwilling to alter their policies and practices over a reasonable period of time. The Adviser monitors companies selected for the Funds for policies on various issues contemplated by the Guidelines. If a Fund invests in a company whose policies and practices are inconsistent with the Guidelines, the Adviser may attempt to influence the company, sell the company’s securities or otherwise exclude future investments in such company.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

1.    Security Valuation:    Equity securities listed or traded on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the exchange on which the security is primarily traded. Nasdaq Global Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. securities and listed U.S. securities not traded on a particular valuation date are valued at the mean of the most recent quoted bid and ask price on the relevant exchanges or markets. Equity securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price on the exchange on which the security is primarily traded. Debt securities are normally valued at the mean of the closing bid and ask price and/or by using a combination of broker quotations or evaluated prices provided by an independent pricing service. Other assets and securities for which no market or broker quotations or evaluated prices are readily available (including restricted securities) are valued in good faith at fair value using guidelines approved by the Board of Trustees. The Board has adopted specific guidelines and procedures for valuing portfolio securities and delegated their implementation to the Adviser. The guidelines and procedures authorize the Adviser to make determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may use prices provided by independent pricing services to assist in the fair valuation of the Funds’ portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

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Level 1	–	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.
Level 2	–	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.
Level 3	–	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2015, the Funds’ assets carried at fair value were classified as follows:

LKCM Aquinas Value Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$42,725,358	$—	$—	$42,725,358
Money Market Funds	2,234,813	—	—	2,234,813

Total Investments*	$44,960,171	$—	$—	$44,960,171

LKCM Aquinas Growth Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$25,730,001	$—	$—	$25,730,001
Money Market Funds	687,672	—	—	687,672

Total Investments*	$26,417,673	$—	$—	$26,417,673

LKCM Aquinas Small Cap Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$6,118,553	$—	$—	$6,118,553
Money Market Funds	242,946	—	—	242,946

Total Investments*	$6,361,499	$—	$—	$6,361,499

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period. Transfers between levels are recognized at the end of the reporting period.

2.    Federal Income Taxes:    The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.    Distributions to Shareholders:    The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis.

4.    Foreign Securities:    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.    Expense Allocation:    Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

6.    Use of Estimates:    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.    Guarantees and Indemnifications:    In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

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8.    Security Transactions and Investment Income:    Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes. The Funds may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital.

9.    Other:    Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Accordingly, at December 31, 2015, reclassifications were as follows:

	LKCM Aquinas Value Fund	LKCM Aquinas Growth Fund	LKCM Aquinas Small Cap Fund
Accumulated net investment income	$—	$82,329	$34,164
Accumulated Loss	(557,131)	(246,019)	(321,757)
Paid in capital	557,131	163,690	287,593

10.    Restricted and Illiquid Securities:    The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B.    Investment Advisory and Other Agreements:    Luther King Capital Management Corporation (the “Adviser”) serves as the investment adviser to the Funds under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Funds through April 30, 2016 in order to limit each Fund’s operating expenses to the annual cap rates identified below. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses. For the year ended December 31, 2015, the Adviser waived the following management fees and/or reimbursed expenses to meet its expense cap obligations:

	LKCM Aquinas Value Fund	LKCM Aquinas Growth Fund	LKCM Aquinas Small Cap Fund
Annual Management Fee Rate	0.90%	0.90%	1.00%
Annual Cap on Expenses	1.50%	1.50%	1.50%
Fees Waived and/or Expenses Reimbursed in 2015	$23,599	$47,134	$80,554

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust’s principal underwriter.

The LKCM Funds have adopted a Rule 12b-1 plan for the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds, under which each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of the average daily net assets for the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds. For the year ended December 31, 2015, fees incurred by the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds pursuant to the 12b-1 Plan were $124,398, $73,066, and $18,490, respectively.

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C.    Fund Shares:    At December 31, 2015, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

Aquinas Value Fund
	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	565,895	$9,525,123	481,234	$8,649,355
Shares issued to shareholders in reinvestment of distributions	191,725	2,958,315	251,947	4,303,201
Shares redeemed	(921,665)	(15,647,910)	(895,608)	(16,435,642)
Redemption fee		128		289

Net decrease	(164,045)	$(3,164,344)	(162,427)	$(3,482,797)

Shares Outstanding:
Beginning of period	3,121,255		3,283,682

End of period	2,957,210		3,121,255

Aquinas Growth Fund
	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	161,029	$2,800,797	141,239	$2,972,887
Shares issued to shareholders in reinvestment of distributions	86,945	1,464,551	353,769	6,183,269
Shares redeemed	(460,277)	(8,161,230)	(737,779)	(15,724,066)
Redemption fee		19		98

Net decrease	(212,303)	$(3,895,863)	(242,771)	$(6,567,812)

Shares Outstanding:
Beginning of period	1,806,252		2,049,023

End of period	1,593,949		1,806,252

Aquinas Small Cap Fund
	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	298,922	$2,369,397	238,715	$2,172,452
Shares issued to shareholders in reinvestment of distributions	167,677	1,046,300	135,998	1,060,787
Shares redeemed	(393,895)	(3,040,051)	(967,697)	(8,525,990)
Redemption fee		12		648

Net increase (decrease)	72,704	$375,658	(592,984)	$(5,292,103)

Shares Outstanding:
Beginning of period	969,624		1,562,608

End of period	1,042,328		969,624

D.    Security Transactions:    Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2015 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
LKCM Aquinas Value Fund	$—	$5,250,858	$—	$12,966,356
LKCM Aquinas Growth Fund	—	6,036,105	—	12,331,929
LKCM Aquinas Small Cap Fund	—	5,056,585	—	6,084,962

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E.    Tax Information:    At December 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

	LKCM Aquinas Value Fund	LKCM Aquinas Growth Fund	LKCM Aquinas Small Cap Fund
Cost of Investments	$28,516,815	$16,259,715	$5,367,526

Gross Unrealized Appreciation	$16,845,859	$10,221,144	$1,137,124
Gross Unrealized Depreciation	(402,503)	(63,186)	(143,151)

Net Unrealized Appreciation	$16,443,356	$10,157,958	$993,973

Undistributed Ordinary Income	$6,270	$—	$—
Undistributed Long-Term Capital Gain	—	142,073	—

Total Distributable Earnings	$6,270	$142,073	$—

Other Accumulated Loss	$(199,596)	$—	$(23,931)

Total Accumulated Gains	$16,250,030	$10,300,031	$970,042

The difference between book-basis and tax-basis unrealized appreciation, if any, is attributable primarily to the tax deferral of losses on wash sales.

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. The Funds currently have no unused capital loss carryforwards.

At December 31, 2015, the LKCM Aquinas Value Fund and the LKCM Aquinas Small Cap Fund deferred, on a tax basis, post-October capital losses of $199,596 and $23,931, respectively.

The tax components of dividends paid during the periods shown below were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
LKCM Aquinas Value Fund	$100,679	$3,123,858	$550,565	$4,145,607
LKCM Aquinas Growth Fund	—	1,641,652	—	6,673,458
LKCM Aquinas Small Cap Fund	—	1,106,020	—	1,153,966

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax years ended December 31, 2015 and 2014. The Funds designated earnings and profits distributed to shareholders upon the redemption of shares during 2015 in determining undistributed net capital gains as of December 31, 2015.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2012 through December 31, 2015. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2015. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

F.    Recent Accounting Pronouncements:    In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

G.    Subsequent Events:    In preparing these financial statements, the Trust has evaluated events after December 31, 2015 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of LKCM Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of LKCM Aquinas Funds (the “Funds”) comprising the LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund, and LKCM Aquinas Small Cap Fund as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the LKCM Aquinas Funds as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin

February 19, 2016

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LKCM FUNDS
ADDITIONAL INFORMATION
December 31, 2015

Availability of Proxy Voting Information:    A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling toll-free 1-800-688-LKCM or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-688-LKCM or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:    The Funds’ are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge upon request on the SEC’s website (http://www.sec.gov) and is also available by calling 1-800-688-LKCM. You can also review and copy the Funds’ Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

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Information about the Funds’ Trustees and Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Trustees of the Funds is set forth below. The Statement of Additional Information includes additional information about the Funds’ Trustees and officers and is available, without charge, upon request by calling 1-800-688-LKCM.

Name, Address and Age	Position(s) Held with the Trust	Term of Office & Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Disinterested Trustees:
H. Kirk Downey 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1942	Chairman of the Board of Trustees Trustee	Since 2005 Since 1994	President and CEO, Texas Systems, LLC and CEO, Texas learning systems LLC since 1999 (education companies); Dean, M.J. Neeley School of Business, Texas Christian University Business School from 1987 to 1999.	8	AZZ Incorporated
Earle A. Shields, Jr. 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1920	Trustee	Since 1994	Consultant; formerly Consultant for NASDAQ Corp. and Vice President, Merrill Lynch & Co., Inc.	8	None
Richard J. Howell 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1942	Trustee Chairman of the Audit and Compliance Committee	Since 2005 Since 2008	CPA; Adjunct Faculty at SMU Cox School of Business from 2004 to 2009; Consulting Services, since 2002; Audit Partner, Arthur Andersen LLP from 1974 to 2002.	8	Red Robin Gourmet Burgers, Inc.
Larry J. Lockwood 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1953	Trustee	Since 2013	C.R. Williams Professor of Finance, Stan Block Endowed Chair in Finance, Department of Finance, Neeley School of Business, Texas Christian University since 1994.	8	None
Interested Trustees:
J. Luther King, Jr.(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1940	Trustee, President and Chief Executive Officer	Since 1994	Chairman, President and Director, Luther King Capital Management Corporation since 1979.	8	Tyler Technologies, Inc.
Steve R. Purvis(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1964	Trustee Vice President	Since 2013 Since 2000	Principal, Luther King Capital Management since 2004, Vice President and Portfolio Manager, Luther King Capital Management since 1996.	8	AZZ Incorporated

(1)	Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.
(2)	Messrs. King and Purvis are each considered an “interested person” of the Trust (as defined in the 1940 Act) because of their affiliation with the Adviser.

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Information about the Funds’ Trustees and Officers, Continued

Name, Address and Age	Position(s) Held with the Trust	Term of Office & Length of Time Served(1)	Principal Occupation During Past Five Years
Officers:
J. Luther King, Jr.(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1940	Trustee, President and Chief Executive Officer	Since 1994	Chairman, President and Director, Luther King Capital Management Corporation since 1979.
Steven R. Purvis(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1964	Trustee Vice President	Since 2013 Since 2000	Principal, Luther King Capital Management since 2004, Vice President and Portfolio Manager, Luther King Capital Management since 1996.
Paul W. Greenwell 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1950	Vice President	Since 1996	Principal, Luther King Capital Management since 1986, Vice President and Portfolio Manager, Luther King Capital Management since 1983.
Richard Lenart 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1966	Secretary and Treasurer	Since 2006	Luther King Capital Management since 2005.
Jacob D. Smith 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1974	Chief Financial Officer Chief Compliance Officer	Since 2010 Since 2006	Chief Financial Officer since 2010, General Counsel and Chief Compliance Officer, Luther King Capital Management since 2006. Principal, Luther King Capital Management since 2013.

(1)	Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.
(2)	Messrs. King and Purvis are each considered an “interested person” of the Trust (as defined in the 1940 Act) because of their affiliation with the Adviser.

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LKCM FUNDS

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of nonpublic personal information about our current and former shareholders. This privacy notice describes the policies and procedures we have implemented to protect the privacy of your nonpublic personal information as well as the sources through which we may obtain nonpublic personal information about you.

How We Protect Your Nonpublic Personal Information

Protecting your nonpublic personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your nonpublic personal information, such as your tax identification number, account and investment history, account numbers, account balances and nonpublic contact information, from unauthorized access. Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your nonpublic personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to outside firms, organizations or individuals except as authorized by you or your representatives or as required or permitted by law. We may disclose nonpublic personal information about you to nonaffiliated third parties, such as custodians, brokers, auditors, accountants, and systems and administrative service providers, in connection with the services we provide to you or on your behalf. When we provide nonpublic personal information about you to nonaffiliated third parties for these purposes, we expect them to safeguard your nonpublic personal information, use your nonpublic personal information only for the intended purposes and otherwise abide by applicable law.

How We Obtain Your Nonpublic Personal Information

We collect nonpublic personal information about you from various sources, including documents, new account applications and other information that you or your representatives, custodians, attorneys, accountants or similar parties provide to us, communications that we have with you or your representatives, custodians, attorneys, accountants or similar parties, and documents and other information related to your accounts or investment experience with us.

Please do not hesitate to contact Jacob D. Smith, our Chief Compliance Officer, if you have any questions regarding the measures we have implemented to protect the privacy of your nonpublic personal information.

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

LKCM FUNDS

P.O. Box 701

Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA, CIC	H. Kirk Downey	Larry J. Lockwood
Trustee, President	Chairman of the Board	Trustee

Paul W. Greenwell	Richard J. Howell	Richard Lenart
Vice President	Trustee	Secretary & Treasurer

Steven R. Purvis, CFA	Earle A. Shields, Jr.	Jacob D. Smith
Trustee, Vice President	Trustee	Chief Financial Officer
Chief Compliance Officer
Investment Adviser
Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102
Administrator, Transfer Agent, Dividend Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 E. Wells St., Suite 1400
Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Richard J. Howell is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2015	FYE 12/31/2014
Audit Fees	$146,700	$147,000
Audit-Related Fees	$0	$0
Tax Fees	$34,550	$30,625
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2015	FYE 12/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

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All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (including any entity controlling, controlled by, or under common control with the adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2015	FYE 12/31/2014
Registrant	$34,550	$30,625
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

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Item 11. Controls and Procedures.

(a) The registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) LKCM Funds

By (Signature and Title	/s/ Luther King
J. Luther King, Jr., President

Date	2/25/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Luther King
J. Luther King, Jr., President

Date	2/25/16

By (Signature and Title)	/s/ Jacob D. Smith
Jacob D. Smith, Chief Financial Officer

Date	2/25/16

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